As filed with the Securities and Exchange Commission on February 17, 2000
                                                       Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                        MANAGED HIGH YIELD PLUS FUND INC.
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                          Vice President and Secretary
                     1285 Avenue of the Americas, 18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   COPIES TO:

                             ROBERT A. WITTIE, ESQ.
                            BENJAMIN J. HASKIN, ESQ.
                           JENNIFER R. GONZALEZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800


   Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes
                                   effective.
                         CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------------
                                                  Proposed Maximum            Proposed Maximum
  Title of Securities        Amount Being        Offering Price Per          Aggregate Offering            Amount of
    Being Registered        Registered                 Unit(1)                    Price(1)             Registration Fee
------------------------------------------------------------------------------------------------------------------------
Common Stock ($.001 par       6,634,834                10.25                   68,007,048.50             $17,953.86
         value)
------------------------------------------------------------------------------------------------------------------------

         (1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933 based on the average high and low prices of Managed High Yield Fund Inc. reported in the consolidated reporting system on February 14, 2000.

                        MANAGED HIGH YIELD PLUS FUND INC.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

o        Cover Sheet

o        Contents of Registration Statement

o        Form N-14 Cross Reference Sheet

o        Letter to Stockholders

o        Notice of Special Meeting

o        Part A - Proxy Statement/Prospectus

o        Part B - Statement of Additional Information

o        Part C - Other Information

o        Signature Page

o        Exhibits

                        MANAGED HIGH YIELD PLUS FUND INC.


FORM N-14 CROSS REFERENCE SHEET


Part A Item No. and Caption                                          Proxy Statement/Prospectus Caption
---------------------------                                          ----------------------------------

1.     Beginning of Registration Statement and Outside               Cover Page
       Front Cover Page of Prospectus

2.     Beginning and Outside Back Cover Page of                      Cover Page; Table of Contents
       Prospectus

3.     Fee Table, Synopsis Information,                              Synopsis;  Comparison of  Principal  Risk  Factors;
       and Risk Factors                                              Comparison of the Funds

4.     Information about the Transaction                             Proposal: Reorganization  of  High  Yield Fund into
                                                                     Plus  Fund;   Additional   Information   about  the
                                                                     Reorganization; Capitalization

5.     Information about the Registrant                              Comparison  of  Principal  Risk Factors; Comparison
                                                                     of the  Funds;  Proposal:  Reorganization  of  High
                                                                     Yield Fund into Plus Fund;  Additional  Information
                                                                     about    the    Reorganization;     Capitalization;
                                                                     Additional Information About Both Funds; Additional
                                                                     Information About Plus Fund. See also Annual Report
                                                                     to  Stockholders  of  Managed  High Yield Plus Fund
                                                                     Inc.  for the  fiscal  year  ended  May  31,  1999,
                                                                     previously   filed  on  EDGAR,   Accession   Number
                                                                     0001047469-99-029669

6.     Information about the Company Being Acquired                  Comparison of Principal Risk Factors; Comparison of
                                                                     the Funds;  Proposal:  Reorganization of High Yield
                                                                     Fund into Plus Fund;  Additional  Information about
                                                                     the  Reorganization;   Capitalization;   Additional
                                                                     Information  About Both Funds.  See also the Annual
                                                                     Report to  Stockholders  of Managed High Yield Fund
                                                                     Inc.  for the  fiscal  year  ended  July 31,  1999,
                                                                     previously   filed  on  EDGAR,   Accession   Number
                                                                     0000930413-99-001250



                        MANAGED HIGH YIELD PLUS FUND INC.


FORM N-14 CROSS REFERENCE SHEET

7.     Voting Information                                            Introduction

8.     Interest of Certain Persons and Experts                       Not Applicable

9.     Additional Information Required for Re-offering               Not Applicable
       by Persons Deemed to be Underwriters

                                                                     Statement of Additional Information
Part B Item No. and Caption                                          Caption
---------------------------                                          -------

10.    Cover Page                                                    Cover Page

11.    Table of Contents                                             Table of Contents

12.    Additional Information about the Registrant                   Additional  Information About  Plus Fund.  See also
                                                                     Annual Report to Stockholders of Managed High Yield
                                                                     Plus Fund Inc.  for the  fiscal  year ended May 31,
                                                                     1999,  previously filed on EDGAR,  Accession Number
                                                                     0001047469-99-029669.

13.    Additional Information about the Company                      Not Applicable
       Being Acquired

14.    Financial Statements                                          PRO FORMA Financial Statements for the period ended
                                                                     January  31,  2000.   See  also  Annual  Report  to
                                                                     Stockholders  of  Managed  High Yield Plus Fund for
                                                                     the  fiscal  year  ended May 31,  1999,  previously
                                                                     filed     on      EDGAR,      Accession      Number
                                                                     0001047469-99-029669; Annual Report to Stockholders
                                                                     of Managed  High  Yield  Fund for the  fiscal  year
                                                                     ended  July 31,  1999,  previously  filed on EDGAR,
                                                                     Accession Number 0000930413-99-001250.


Part C
------

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                          MANAGED HIGH YIELD FUND INC.
                               51 West 52nd Street
                          New York, New York 10019-6114
                                                                March  __, 2000
Dear Stockholder:

      Enclosed is a combined proxy statement and prospectus that seeks your approval of an important proposal for your Fund. YOUR VOTE ON THIS PROPOSAL WILL HELP DECIDE THE FUND'S FUTURE.

      The Board of Directors of Managed High Yield Fund Inc. ("High Yield Fund") proposes that High Yield Fund reorganize ("merge") into Managed High Yield Plus Fund Inc. ("Plus Fund"). Under the proposed merger, each stockholder of High Yield Fund would become a holder of shares of common stock of Plus Fund and High Yield Fund would be liquidated.

      High Yield Fund and Plus Fund are closed-end investment companies listed on the New York Stock Exchange. The Funds have substantially similar investment objectives and invest primarily in the same markets. High Yield's investment objective is high current income while Plus Fund has a primary investment objective of high income with a secondary objective of capital appreciation. However, Plus Fund uses leverage to attempt to enhance yield and has the ability to invest to a greater extent in lower-rated securities. This has enabled Plus Fund to provide a higher yield than High Yield Fund. High Yield Fund's Board believes that combining the two Funds will benefit High Yield Fund's stockholders by providing them economies of scale, the potential to use leverage to enhance yield and greater investment flexibility. The proposed merger, the investment policies of the Funds and the use of leverage are described in more detail in the combined proxy statement/prospectus.

      AFTER CAREFUL CONSIDERATION, THE BOARD OF HIGH YIELD FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE MERGER.

      The enclosed document describes the proposed merger and compares the two Funds' investment objectives, operating expenses and performance histories. Please read the document carefully. I appreciate that the length of the attached document may be daunting, but we have tried to make it as clear as possible while meeting all of the legal requirements. We have included a section of questions and answers that we think will interest most investors. After reviewing the document, please complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope.

      YOUR VOTE IS VERY IMPORTANT. Please take a moment to review the enclosed materials and to date, sign and return your proxy card TODAY. Voting your shares early will permit High Yield Fund to avoid costly follow-up mail and telephone solicitation.

      We have retained an outside firm that specializes in proxy solicitation to assist us in connection with the proposed merger. If we have not received your vote as the meeting date approaches, you may receive a telephone call from Shareholder Communications Corporation to ask for your vote. We hope that their telephone call does not inconvenience you.

      As always, I thank you for being an investor in our funds. We are committed to serving your interests and appreciate your trust in us.


                                                Very truly yours,



                                                Margo N. Alexander
                                                President

                               QUESTIONS & ANSWERS

Q:  WHY IS THIS MERGER BEING PROPOSED?

A: High Yield Fund (PHT) stockholders would benefit from the opportunity to become stockholders of a Fund that has historically traded at a lower discount in the market and has provided higher income. High Yield Fund has traded at an average discount of -5.11% since its inception in November 1993 and has traded at an average discount of -5.70% since Plus Fund's (HYF) inception in June 1998. Plus Fund has had an average discount of -2.2% since its inception in June 1998. In addition, High Yield Fund has had an average NAV yield of 11.36% since June 1998 while Plus Fund's NAV yield has averaged 12.54% during the same period. The total returns based on NAV for High Yield Fund and Plus Fund during the period June 1998 through January 2000 were -3.85% and -3.37%, respectively. To summarize, Plus Fund has provided a higher NAV yield, has provided a better total return and has traded closer to its NAV than has High Yield Fund since Plus Fund's inception. In addition, both Funds and their stockholders would benefit from the economies of scale and opportunities for broader diversification that a larger asset base would provide.

      The chart below gives a history of the premium/discount of the two Funds since their respective inception dates. Since Plus Fund's inception it has consistently traded closer to its NAV than has High Yield Fund.

      Chart:

      High  Yield Fund vs Plus Fund  Premium/Discount
      Since Inception through January 31, 2000

                 Premium/Discount
                High Yield   Plus
    Date           Fund      Fund
   Dec-93         -2.60
   Jan-94         -3.80
   Feb-94         -2.40
   Mar-94         -8.80
   Apr-94         -9.40
   May-94         -7.70
   Jun-94         -5.70
   Jul-94        -10.10
   Aug-94         -7.20
   Sep-94        -13.80
   Oct-94        -10.80
   Nov-94         -6.50
   Dec-94         -6.30
   Jan-95         -3.80
   Feb-95         -2.80
   Mar-95         -6.80
   Apr-95         -6.80
   May-95         -4.10
   Jun-95         -6.20
   Jul-95         -7.00
   Aug-95         -6.10
   Sep-95         -7.40

   Oct-95         -2.10
   Nov-95         -3.20
   Dec-95         -7.10
   Jan-96         -4.90
   Feb-96         -7.00
   Mar-96          2.40
   Apr-96         -7.10
   May-96         -9.00
   Jun-96         -6.20
   Jul-96         -5.70
   Aug-96         -4.40
   Sep-96         -5.60
   Oct-96         -3.30
   Nov-96         -6.00
   Dec-96         -5.70
   Jan-97         -4.00
   Feb-97         -2.30
   Mar-97         -6.00
   Apr-97         -1.10
   May-97         -3.40
   Jun-97         -1.60
   Jul-97         -2.50
   Aug-97         -1.80
   Sep-97         -3.50
   Oct-97         -2.00
   Nov-97         -2.10
   Dec-97         -0.10
   Jan-98         -0.10
   Feb-98          0.90
   Mar-98         -5.30
   Apr-98         -3.90
   May-98         -4.80
   Jun-98         -5.00       0.00
   Jul-98         -5.30      -2.10
   Aug-98        -10.60     -10.20
   Sep-98         -5.20       0.50
   Oct-98          3.40       6.20
   Nov-98         -0.10      -0.80
   Dec-98         -4.10      -2.80
   Jan-99         -3.30       0.20
   Feb-99         -2.10      -1.40
   Mar-99         -1.70      -2.60
   Apr-99         -7.10      -3.90
   May-99         -5.40      -0.30
   Jun-99         -5.60       0.10
   Jul-99         -3.80      -0.70
   Aug-99         -2.10      -1.70
   Sep-99         -7.30      -2.10

   Oct-99         -10.40      -1.90
   Nov-99         -17.40      -8.40
   Dec-99         -13.50      -8.90
   Jan-00          -6.60      -3.00


      This  chart  shows  the  Funds'  historical   12-month  NAV  yields.  This
illustrates the higher income opportunities that have been provided to Plus Fund stockholders.


      Chart:


      High Yield Fund vs Plus Fund 12 Month Yield at NAV
      Since Inception through January 31, 2000
                 12 Month
               Yield at NAV
  Date     High Yield   Plus Fund
              Fund
 Nov-94       10.08
 Dec-94       10.82
 Jan-95       10.99
 Feb-95       10.69
 Mar-95       11.18
 Apr-95       11.02
 May-95       10.7
 Jun-95       11.1
 Jul-95       11.04
 Aug-95       10.98
 Sep-95       11.14
 Oct-95       10.63
 Nov-95       11.14
 Dec-95       11.6
 Jan-96       11.05
 Feb-96       11.07
 Mar-96       10.07
 Apr-96       10.89
 May-96       10.91
 Jun-96       10.61
 Jul-96       10.52
 Aug-96       10.23
 Sep-96       10.14
 Oct-96       9.86
 Nov-96       9.87
 Dec-96       9.69
 Jan-97       9.51
 Feb-97       9.25
 Mar-97       9.88
 Apr-97       9.42
 May-97       9.42
 Jun-97       9.12
 Jul-97       9.04

 Aug-97       9.04
 Sep-97         9
 Oct-97       9.04
 Nov-97       9.04
 Dec-97       8.84
 Jan-98       8.73
 Feb-98       8.62
 Mar-98       9.12
 Apr-98       9.04
 May-98       9.21
 Jun-98       9.33
 Jul-98       9.38
 Aug-98       11.08
 Sep-98       10.72
 Oct-98       10.34
 Nov-98       10.18
 Dec-98       10.83
 Jan-99       10.61
 Feb-99       10.67
 Mar-99       10.67
 Apr-99       11.14
 May-99       11.2
 Jun-99       11.32       11.07
 Jul-99       11.14       12.33
 Aug-99       11.2        12.81
 Sep-99        12         13.12
 Oct-99       12.68       13.36
 Nov-99       13.53       14.01
 Dec-99       12.6        13.71
 Jan-00       11.93       13.04








Q:  HOW CAN PLUS FUND ENHANCE ITS YIELD WITH LEVERAGE?

A: Plus Fund can enhance its yield through leverage because the Fund borrows money at interest rates that generally are lower than the yield it receives on its investments. For example, Plus Fund's average cost of borrowing for the 12 months ended January 31, 2000 was 5.69% and it had an average yield on its investments during that period of 11.98%. The Fund and its stockholders benefit from the incremental yield on the investments purchased with the proceeds of the borrowings.

OF COURSE, THE USE OF LEVERAGE PRESENTS RISKS. IF THE FUND'S AVERAGE TOTAL RETURN (THAT IS, YIELD PLUS CAPITAL GAIN OR LOSS) ON THE INVESTMENTS PURCHASED WITH THE PROCEEDS OF THE BORROWINGS IS LESS THAN ITS AVERAGE COST OF BORROWINGS, THE FUND'S TOTAL RETURN, AS WELL AS THE AMOUNT AVAILABLE FOR DISTRIBUTION TO STOCKHOLDERS, WILL BE LOWER THAN IF LEVERAGE HAD NOT BEEN USED.

Q:  HOW WILL THE MERGER AFFECT THE FUNDS' EXPENSES?

A: The combined Fund will have a larger asset base than High Yield Fund, and as a result, its operating expenses (other than interest and related borrowing expenses) are expected to be a lower percentage of net assets than for High Yield Fund. Because the combined Fund will use leverage, it will incur interest expenses that High Yield Fund does not incur and, as a result, overall expenses will be higher. The use of leverage, however, has enabled Plus Fund to provide its stockholders with a yield higher than that provided by High Yield Fund.

      The following table shows pre-borrowing expenses for the 12 months ended January 31, 2000 for each Fund and on a PRO FORMA basis for the combined Fund, along with a comparison of net assets and net asset values. Fee and expense data is expressed as a percentage of net assets. For more details about fees and expenses, see Comparison of Funds - Fees and Expenses on page 18 of the combined proxy statement/prospectus.


--------------------------------------------------------------------------------
                         High Yield Fund       Plus Fund        Combined Fund
                            Expenses            Expenses           Expenses
--------------------------------------------------------------------------------
Investment Advisory
and Administration                   0.90%           0.96%(1)           0.96%(1)
Fees
--------------------------------------------------------------------------------
Other Expenses                       0.33%              0.26%              0.25%
--------------------------------------------------------------------------------
Annual, Pre-Borrowing
Operating Expenses                   1.23%           1.22%(2)           1.21%(2)
================================================================================
Net Assets as of
January 31, 2000                   $68,227           $377,506           $445,733
(000's)
--------------------------------------------------------------------------------
Net Asset Value Per                 $11.31             $11.85             $11.85
Share
--------------------------------------------------------------------------------
(1) Reflects Plus Fund's outstanding borrowings of approximately 27% of its total assets (including the amount obtained through leverage) for the 12 months ended January 31, 2000 and assumes the combined Fund would have borrowed the same percentage of its total assets. Plus Fund pays and the combined Fund will pay investment advisory and administrative fees at an annual rate of 0.70% of the Fund's "managed assets" - that is, its total assets less only those liabilities that are not borrowings. Thus, the investment advisory and administrative fees increase in relation to the additional managed assets acquired through leverage.

(2) After giving effect to borrowings of approximately 27% of total assets (including the amount obtained through leverage) at the same interest rate as that paid by Plus Fund during the 12 months ended January 31, 2000, total operating expenses for Plus Fund were 3.46% and, on a PRO FORMA basis, for the combined Fund would have been 3.45%.

Q:  HOW MANY SHARES WILL I RECEIVE IN THE MERGER?

A: If the merger is approved and you participate in High Yield Fund's Dividend Reinvestment Plan, you will receive full and fractional shares of Plus Fund having an aggregate net asset value equal to the aggregate net asset value of the High Yield Fund shares you owned prior to the merger. If you do not participate in High Yield Fund's Dividend Reinvestment Plan, you will receive full shares of Plus Fund having a net asset value that (together with cash received in lieu of fractional shares) equals the aggregate net asset value of the High Yield Fund shares you owned prior to the merger. Net asset values will be calculated as of the closing date. Because the exchange of shares is based on the Funds' net asset values and not their market prices, you may receive Plus Fund shares with an aggregate market value on the date of the merger that is higher or lower than the market value of the High Yield Fund shares you previously held. The reason for this difference is that the market prices of the shares of the Funds in relation to their net asset values are likely to be different; I.E., they are likely to trade at different discounts or premiums.

Q:  WILL THE MERGER SUBJECT ME TO ANY TAXES?

A: The Merger has been structured as a tax-free transaction, which means no gain or loss will be recognized by either Fund. In addition, you will recognize no gain or loss as a result of your acquisition of Plus Fund shares through the Merger, except with respect to any cash received in lieu of a fractional share of Plus Fund. If you do not wish to receive Plus Fund shares in the merger, you are free to sell your High Yield Fund shares prior to the closing (expected to be on or about ___, 2000).

Q:  DO I NEED TO SURRENDER MY SHARE CERTIFICATES NOW?

A: No. Please do not send in any share certificates at this time. High Yield Fund's transfer agent will mail you instructions and a letter of transmittal for use in surrendering your share certificate(s) for a certificate representing Plus Fund shares and, if applicable, cash.

Q:  WHAT IS MY BOARD'S RECOMMENDATION?

A:  Your Board of Directors recommends a vote "FOR" the merger.

                          MANAGED HIGH YIELD FUND INC.
                               51 West 52nd Street
                          New York, New York 10019-6114

                            -----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            -----------------------

                                 _____ __, 2000

                            -----------------------

         To the Stockholders,

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders ("Meeting") of Managed High Yield Fund Inc. ("High Yield Fund") will be held on _________ ___, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at [10:00] a.m., Eastern time, for the following purpose:

                  To approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of High Yield Fund into Managed High Yield Plus Fund Inc.

         Stockholders of record as of the close of business on _______ __, 2000, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

         Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Directors of High Yield Fund. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to High Yield Fund at any time before the proxy is exercised or by voting in person at the Meeting.



                                          By Order of the Board of Directors,


                                          DIANNE E. O'DONNELL
                                          SECRETARY

________ ___, 2000
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

         For more information or questions regarding casting your vote for the Meeting, please call 1-800-[949-8596.]

         If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


          REGISTRATION                                 VALID SIGNATURE
          ------------                                 ---------------

     Corporate Accounts

     (1)   ABC Corp..............................    ABC Corp.
                                                     John Doe, Treasurer

     (2)   ABC Corp..............................    John Doe, Treasurer

     (3)   ABC Corp. c/o John Doe, Treasurer.....    John Doe

     (4)   ABC Corp. Profit Sharing Plan.........    John Doe, Trustee


     Partnership Accounts
                                                     Jane B. Smith, Partner
     (1)   The XYZ Partnership...................

     (2)   Smith and Jones, Limited Partnership..    Jane B. Smith, General
                                                     Partner


     Trust Accounts
                                                     Jane B. Doe, Trustee
     (1)   ABC Trust Account.....................

     (2)   Jane B. Doe, Trustee u/t/d 12/28/78       Jane B. Doe

     Custodial or Estate Accounts

     (1)   John B. Smith, Cust. f/b/o John B.
           Smith, Jr., UGMA/UTMA.................    John B. Smith

     (2)   Estate of John B. Smith...............    John B. Smith, Jr.,
                                                     Executor

                          MANAGED HIGH YIELD FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568



                        MANAGED HIGH YIELD PLUS FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 1-800-647-1568

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: __________ ___, 2000

         This document is being furnished in connection with a Special Meeting of Stockholders of Managed High Yield Fund Inc. ("High Yield Fund"), a Maryland corporation, to be held on __________ ___, 2000, at 1285 Avenue of the Americas, 14th Floor, New York, NY 10019 at [10:00] a.m., Eastern time (such meeting and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the stockholders of High Yield Fund are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of High Yield Fund into Managed High Yield Plus Fund Inc. ("Plus Fund"), also a Maryland corporation ("Reorganization"). (High Yield Fund and Plus Fund are collectively referred to as "Funds.") A form of the Plan is attached as Appendix A to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). The Board of Directors of High Yield Fund ("Board") has unanimously approved the Plan as being in the best interests of High Yield Fund and its stockholders.

         Pursuant to the Plan, High Yield Fund will transfer all its assets to Plus Fund, which will assume all the liabilities of High Yield Fund. Each High Yield Fund stockholder will receive the number of full shares of Plus Fund common stock ("Plus Fund Shares"), plus fractional shares for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment Plan and cash in lieu of any fractional shares for all other High Yield Fund stockholders, having an aggregate net asset value ("NAV") that, on the effective date of the Reorganization, is equal to the aggregate NAV of the stockholder's shares of common stock of High Yield Fund. High Yield Fund stockholders will recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         The NAV of each High Yield Fund stockholder's account with Plus Fund immediately after the Reorganization, including any cash received in lieu of a fractional Plus Fund Share, will be the same as the NAV of such stockholder's High Yield Fund shares immediately prior to the Reorganization. The market price of the shares of either Fund may be higher or lower than their respective NAVs. While the total NAV of shares owned by each stockholder after the Reorganization will be the same, the market value of the Plus Fund Shares that a High Yield Fund stockholder receives in the Reorganization may be more or less than the market value of the High Yield Fund shares that such stockholder owns immediately before the Reorganization.

         The Funds are diversified, closed-end management investment companies with substantially similar investment objectives. Plus Fund's investment objective is to seek high income and, secondarily, capital appreciation. High Yield Fund's investment objective is to seek high current income. Both Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Both Funds may invest in foreign issuers, including foreign issuers in emerging market countries.

         This Proxy Statement/Prospectus sets forth the information that a stockholder of High Yield Fund should know before voting on the Plan. It should be read carefully and retained for future reference.

         A Statement of Additional Information ("SAI") dated __________ ___, 2000 containing additional information about Plus Fund has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference in its entirety into this Proxy Statement/Prospectus. The Annual Report to Stockholders of Plus Fund for the fiscal year ended May 31, 1999, and the Semi-Annual Report to Stockholders of Plus Fund for the six months ended November 30, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. The Annual Report to Stockholders of High Yield Fund for the fiscal year ended July 31, 1999, and the Semi-Annual Report to Stockholders of High Yield Fund for the six months ended January 31, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. These documents are available without charge by writing to Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY
10019-6114, or by calling 1-800-647-1568. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about High Yield Fund and Plus Fund. Additional information about both Funds may also be obtained on the Web at http://www.painewebber.com. The shares of High Yield Fund and Plus Fund are listed and publicly traded on the New York Stock Exchange ("NYSE"). Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE.

         AS WITH ALL INVESTMENT COMPANIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                                TABLE OF CONTENTS

Section Title                                                               Page

INTRODUCTION..................................................................1
SYNOPSIS......................................................................2
COMPARISON OF PRINCIPAL RISK FACTORS..........................................5
     Primary Differences in Investment Risks of the Funds.....................5
     Leverage.................................................................5
     Credit Quality of Securities.............................................7
     Risks Common to Both Funds...............................................8
         Market Price and Net Asset Value of Shares...........................8
         Lower-Rated Debt Securities..........................................8
         Investing in Foreign Securities.....................................10
         Original Issue Discount, Zero Coupon and Payment-in-Kind
         Securities..........................................................11
         Call Features.......................................................11
         Premium Securities..................................................11
         Hedging and Other Strategies Using Derivative Instruments...........11
PROPOSAL:  REORGANIZATION OF HIGH YIELD FUND INTO PLUS FUND..................12
     Information about the Reorganization....................................12
     Board Considerations....................................................12
     The Plan................................................................15
COMPARISON OF THE FUNDS......................................................16
         Forms of Organization...............................................16
         Investment Objectives...............................................16
         Investment Policies.................................................16
         Investment Limitations..............................................17
         Leverage............................................................18
         Portfolio Compatibility.............................................18
         Fees and Expenses...................................................18
         Expense Example.....................................................19
         Sales Charges.......................................................19
         Trading History- Share Price Data...................................19
         Dividends and Other Distributions...................................20
         Dividend Reinvestment Plan..........................................21
         Management of the Funds.............................................23
         Other Service Providers.............................................25
FINANCIAL HIGHLIGHTS.........................................................25
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..............................27
     TERMS OF THE REORGANIZATION.............................................27
     DESCRIPTION OF SECURITIES TO BE ISSUED..................................29
     DIVIDENDS AND OTHER DISTRIBUTIONS.......................................29
     SURRENDER AND EXCHANGE OF HIGH YIELD FUND STOCK CERTIFICATES............29
     ACCOUNTING TREATMENT....................................................30
     FEDERAL INCOME TAX CONSIDERATIONS.......................................30
CAPITALIZATION...............................................................31
LEGAL MATTERS................................................................31
INFORMATION FILED WITH THE SEC AND NYSE......................................31
INFORMATION ABOUT THE FUNDS' ADVISER AND ADMINISTRATOR.......................32
EXPERTS......................................................................32
STOCKHOLDER PROPOSALS........................................................32
ADDITIONAL INFORMATION ABOUT BOTH FUNDS......................................33
     Portfolio Securities....................................................33
     Other Investment Practices..............................................35
     Temporary and Defensive Strategies and Borrowings.......................38
     Certain Anti-Takeover Provisions of the Articles of Incorporation.......38

     Description of Capital Stock............................................39
     Taxation................................................................42
APPENDIX A: Form of Agreement and Plan of Reorganization and Termination....A-1
APPENDIX B: Directors and Officers of High Yield Fund and Plus Fund ........B-1
APPENDIX C: Form of Proxy...................................................C-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is being furnished to stockholders of High Yield Fund in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. The presence in person or by proxy of High Yield Fund stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

         High Yield Fund intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about __________ ___, 2000.

         Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a majority of the total shares outstanding.

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of High Yield Fund ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate the stockholder's name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy by voting in person.

         Stockholders of record as of the close of business on __________ ___,2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, there were _________ shares of High Yield Fund outstanding. Each stockholder is entitled to one vote for each full share held and a fractional vote for each fractional share held. [As of ________, 2000, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser of both High Yield Fund and Plus Fund, did not know of any person who owned beneficially 5% or more of either Fund's shares.]

         High Yield Fund has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. High Yield Fund expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone, facsimile, e-mail or personal interview.

High Yield Fund officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. High Yield Fund and Plus Fund will bear the expenses incurred in connection with the Reorganization, which are estimated to be $245,000. SCC will be paid approximately $35,000 for proxy solicitation services. High Yield Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. High Yield Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

                                    SYNOPSIS

         The following is a summary of certain information relating to the proposed reorganization, and is qualified by reference to the more complete information contained elsewhere in the Proxy Statement/Prospectus and the Appendices attached hereto.

         SPECIAL MEETING. This Proxy Statement/Prospectus is being furnished to stockholders of High Yield Fund in connection with the solicitation of proxies by the Board for use at the Meeting to be held __________ ___, 2000 at [10:00] a.m., Eastern time, and any adjournments thereof. At the Meeting, stockholders will be asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of High Yield Fund into Plus Fund, as described below. Only stockholders of record as of the close of business on the Record Date, are entitled to vote at the Meeting. Each stockholder is entitled to one vote for each full share held and a fractional vote for each fractional share held. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of High Yield Fund.

         PROPOSED REORGANIZATION. The Board proposes that High Yield Fund reorganize into Plus Fund and that High Yield Fund's stockholders become stockholders of Plus Fund. The shares of outstanding common stock of High Yield Fund will be converted into an equivalent dollar amount of full shares of common stock of Plus Fund ("Plus Fund Shares"), plus fractional shares for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment Plan and cash in lieu of any fractional shares for all other High Yield Fund stockholders computed based on the net asset value ("NAV") per share of each Fund on the closing date ("Closing Date"). An exchange of High Yield Fund shares for Plus Fund Shares at NAV may result in High Yield Fund stockholders receiving Plus Fund Shares with an aggregate market value on the date of the exchange that is higher or lower than the market value of their shares. The reason for this difference is that the market prices of the shares of the Funds in relation to their NAVs are likely to be different; I.E., the Funds' shares are likely to trade at different discounts or premiums.

         No sales charge or fee of any kind will be charged to High Yield Fund stockholders in connection with their receipt of Plus Fund Shares in the Reorganization. Neither Fund will recognize any gain or loss for federal income tax purposes due to the Reorganization. In addition, each High Yield Fund stockholder will recognize no gain or loss, except with respect to any cash received in lieu of a fractional share, if any.

         The Reorganization is subject to a number of conditions, including stockholder approval and satisfaction of the terms of the Plan. The Plan may be terminated and the Reorganization abandoned, whether before or after approval by the Fund's stockholders, at any time prior to the Closing Date (i) by the mutual consent of the Board of Directors of each Fund; (ii) by either Fund (a) if the other Fund materially breaches any representation, warranty, or covenant contained in the Plan; (b) if the conditions to that Fund's obligations under the Plan have not been satisfied or waived; or (c) if that Fund's Board, in its sole discretion, determines that proceeding with the Reorganization would not be in the best interests of its stockholders. If the Reorganization has not been consummated by _______, 2000, the Plan will automatically terminate, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

         THE PLAN. Pursuant to the Plan, High Yield Fund will transfer all its assets to Plus Fund, which will assume all the liabilities of High Yield Fund, and each High Yield Fund stockholder will receive the number of full Plus Fund Shares and either cash or a fractional Plus Fund Share, as appropriate, having an aggregate NAV that, on the effective date of the Reorganization, is equal to the aggregate NAV of the stockholder's shares of common stock of High Yield Fund. Immediately after the Reorganization, the NAV of each High Yield Fund stockholder's account with Plus Fund, including any cash received in lieu of a fractional Plus Fund Share, will be the same as the NAV of such stockholder's High Yield Fund shares immediately prior to the Reorganization. High Yield Fund stockholders will recognize no gain or loss in connection with the Reorganization, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION. At their November 11, 1999 and December 17, 1999 meetings, the Boards considered Mitchell Hutchins' assessments of High Yield Fund and Plus Fund and considered the potential benefits to each Fund if High Yield Fund were to be reorganized into Plus Fund. Mitchell Hutchins advised that both Funds' stockholders would benefit from the economies of scale (I.E., lower operating expense ratios) and opportunities for broader diversification that a larger asset base would provide. In addition, Mitchell Hutchins advised that High Yield Fund's stockholders could benefit from the potential to use leverage to enhance return and from Plus Fund's more flexible investment parameters. Further, the Reorganization itself could enhance the ability of securities analysts to follow Plus Fund because it will eliminate any confusion in the marketplace that results from two funds with substantially similar names, investment objectives and policies, being managed by the same investment adviser.

         As part of its consideration, High Yield Fund's Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Plus Fund and that expense ratio relative to High Yield Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) Mitchell Hutchins' assessment of the likely impact on High Yield Fund's stockholders of the receipt of Plus Fund Shares at NAV; and (7) the continuity of portfolio management. The Board also considered the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates.

         COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS. The investment objectives of High Yield Fund and Plus Fund are substantially similar. High Yield Fund's investment objective is high current income. The primary investment objective of Plus Fund is high income, while its secondary objective is capital appreciation.

         Both Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Both Funds may invest in foreign issuers, including foreign issuers in emerging market countries. Each Fund may also engage in hedging strategies, such as options, futures and forward currency contracts, to attempt to reduce the overall risk of its investment portfolio, enhance income, realize gains or manage the Fund's foreign currency exposure.

         The primary differences in the Funds' investment policies are Plus Fund's use of leverage and its greater flexibility in choosing the credit quality of its portfolio.

         Plus Fund can borrow up to 33 1/3% of its total assets (including the amount obtained through leverage) for investment purposes. It also may borrow an additional 5% of its total assets (not including the amount so borrowed) for temporary or emergency purposes. As of January 31, 2000, Plus Fund's borrowings represented about 28% of total assets. High Yield Fund can borrow only for temporary or emergency purposes, and those borrowings are limited to 10% of its total assets (not including the amount borrowed). Historically, High Yield Fund generally has not borrowed, and it had no borrowings outstanding as of January 31, 2000.

         High Yield Fund's investment policies require that it normally invest at least 80% of its total assets in securities that are rated BB or B by S&P or comparably rated by another Rating Agency. Only up to 20% of its total assets may be invested in securities that are rated either above or below those levels or that are unrated. Plus Fund's investment policies require that it normally invest at least 65% of its total assets in securities that are rated at or below the BB level, or equivalent unrated securities. Unlike High Yield Fund, however, Plus Fund is not limited in the percentage of its assets that are rated below B except that only 15% of its assets may be invested in securities that are rated as low as D (which normally are in default at the time of purchase), and it can invest up to 35% of its assets in securities that are rated above BB (that is, securities that are "investment grade").

         Although the differences in the two Funds' investment policies give Plus Fund greater flexibility to adjust the credit quality of its portfolio, the credit quality of the securities actually held by Plus Fund historically has been within the range permitted under High Yield Fund's policies. Moreover, Plus Fund's current ability to invest in the lowest quality securities (CCC and lower) is somewhat limited by conditions imposed under its outstanding leverage facility. (SEE Comparison of Principal Risk Factors--Primary Differences in Investment Risks of the Funds.)

         COMPARISON OF PRINCIPAL RISK FACTORS. Both High Yield Fund and Plus Fund are subject to the risks of investing in U.S. and foreign bond markets. Plus Fund, however, is also subject to additional risks due to its use of leverage and due to its ability to invest without limit in securities that are rated lower than B or the equivalent.

         LEVERAGE. Leverage creates risks for stockholders, including the likelihood of greater volatility in the NAV and market price of shares of Plus Fund and the risk that fluctuations in interest rates on indebtedness may adversely affect the return to stockholders. Plus Fund uses leverage; High Yield Fund does not.

         Plus Fund has obtained a secured line of credit pursuant to which it may borrow up to $200,000,000 for the purpose of making additional investments. During the twelve months ended January 31, 2000, the Fund has maintained outstanding borrowings under the line of credit in amounts ranging between approximately $___________ and $___________. These borrowings have represented between __% and __% of Plus Fund's total assets. Following the Reorganization, Plus Fund anticipates increasing its borrowings so as to maintain its leverage within a range of between 26% and 31% of its increased total assets.

         The terms of Plus Fund's line of credit require that it maintain collateral, segregated with the Fund's custodian and pledged to secure the Fund's obligations under the line of credit, having a value that at all times is equal to at least 250% of Plus Fund's outstanding borrowings under the line of credit and to maintain eligible assets having a value equal to at least 300% of outstanding borrowings. The required collateral (as well as the assets used to satisfy the 300% asset coverage requirement) must be comprised of Fund portfolio assets that satisfy certain eligibility requirements. Subject to certain conditions, the Fund is able to substitute eligible collateral as necessary in order to effect portfolio transactions, and Mitchell Hutchins does not believe that Plus Fund's obligation to maintain collateral will impede the Fund's ability to manage its assets in accordance with its investment objectives.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income and capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and, therefore, the amount available for distribution to stockholders as dividends and other distributions will be reduced. Even in the latter case, however, Mitchell Hutchins may decide to maintain Plus Fund's leveraged position if it deems such action to be appropriate under the circumstances.

         CREDIT QUALITY. Plus Fund may invest its entire portfolio in securities rated lower than B or the equivalent while High Yield Fund is limited to investing up to 20% of its total assets in such securities.

         Conversely, High Yield Fund is also limited to investing up to 20% of its total assets in securities rated higher than BB or the equivalent, compared to 35% for Plus Fund. Securities rated below B have greater risks and include securities in default or at greater risk of default. Plus Fund may invest no more than 15% of its total assets in securities that are in default at the time of purchase.

         FEDERAL INCOME TAX CONSIDERATIONS. The Funds will not recognize any gain or loss for federal income tax purposes by reason of the Reorganization. Plus Fund's acquisition of High Yield Fund's assets ("Assets") in exchange solely for Plus Fund Shares (and cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of High Yield Fund's liabilities, followed by the PRO RATA distribution of Plus Fund Shares and cash or fractional shares, as appropriate, to High Yield Fund stockholders constructively in exchange for their High Yield Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code. Plus Fund's basis for the Assets will be the same as that of High Yield Fund immediately before the Reorganization, and Plus Fund's holding period for the Assets will include High Yield Fund's holding period. A High Yield Fund stockholder's aggregate basis for the Plus Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its High Yield Fund shares to be constructively surrendered in exchange for those Plus Fund Shares less the basis of any fractional Plus Fund Share deemed sold, and its holding period for those Plus Fund Shares will include its holding period for those High Yield Fund shares, provided the stockholder held them as capital assets on the Closing Date.


                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

         High  Yield  Fund  and  Plus  Fund  invest  in  substantially   similar
securities in the U.S. and foreign bond markets and they are subject to substantially the same investment risks. Plus Fund, however, is subject to additional risks due to its use of leverage and its ability to invest a larger portion of its portfolio in lower-rated securities.

LEVERAGE

         Plus Fund is authorized to borrow money for investment purposes, which constitutes leverage. Leverage is a speculative technique that increases Plus Fund's exposure to risk of capital loss but that also creates an opportunity for an increased return for Plus Fund's stockholders. Plus Fund can also borrow money for temporary or emergency purposes. By contrast, High Yield Fund can only borrow money for temporary or emergency purposes.

         Plus Fund may leverage up to 33 1/3% of its total assets (including the amount obtained through leverage), but its current operating policy is to maintain borrowings in an amount ranging between approximately 26-31% of total assets. Pursuant to a Revolving Credit and Security Agreement with Corporate Receivables Corporation, Citibank, N.A. and Citicorp North America, Inc. ("Credit Agreement"), Plus Fund has obtained a secured line of credit under which it can borrow up to $200,000,000 for investment purposes. During the twelve months ended January 31, 2000, the Fund maintained outstanding borrowings under this line of credit in amounts ranging between approximately $__________ and $____________. These borrowings have represented between approximately __% and __% of Plus Fund's total assets. As of January 31, 2000, Plus Fund had $167 million in outstanding borrowings, representing about 27% of its total assets. Following the Reorganization, Plus Fund anticipates increasing its borrowings so as to maintain its leverage within a range of between 26% and 31% of its increased total assets.

         Pursuant to the Credit Agreement, Plus Fund must maintain collateral, segregated with the Fund's custodian and pledged to secure the Fund's obligations under the line of credit, having a value that at all times is equal to at least 250% of Plus Fund's outstanding borrowings under the line of credit. Plus Fund also must maintain eligible assets having a value equal to at least 300% of its outstanding borrowings. The required collateral (as well as the assets used to satisfy the 300% asset coverage requirement) must be comprised of securities or other assets in the Fund's portfolio that satisfy certain eligibility requirements. For example, the Fund may not count more than 10% of its assets invested in securities rated below CCC or the equivalent or more than 40% of its assets invested in securities rated CCC or below or the equivalent toward either requirement.

         Subject to certain conditions, the Fund is able to substitute eligible collateral as necessary in order to effect portfolio transactions, and Mitchell Hutchins does not believe that Plus Fund's obligation to maintain collateral will impede the Fund's ability to manage its assets in accordance with its investment objectives. Similarly, while the collateral and asset coverage eligibility requirements could limit the Fund's ability to invest in securities rated CCC or below or the equivalent, Mitchell Hutchins does not believe that there will be any practical effect on the Fund's ability to invest in these low-rated securities to the extent desired by its portfolio managers.

         Capital raised through leverage is subject to interest costs, which could exceed the income and appreciation on the assets purchased with the proceeds of the leverage. Under the Credit Agreement, Plus Fund pays interest at a rate that normally is comparable to market commercial paper rates. The Fund also pays certain other fees in connection with the line of credit, which increase the cost of borrowing over the stated interest rate. During the year ended January 31, 2000, Plus Fund paid interest and other fees ranging from ____% to ____% on its outstanding borrowings.

         Plus Fund's borrowings under the Agreement and any other transactions involving Fund indebtedness (other than for temporary or emergency purposes) are considered "senior securities" for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), and constitute leverage. Unless the income and capital appreciation, if any, on assets acquired with borrowed funds or other leverage proceeds exceed the cost of the leverage, the use of leverage will diminish Plus Fund's investment performance. Successful use of leverage depends on Mitchell Hutchins' ability to predict correctly interest rates and market movements. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

         Under the 1940 Act, Plus Fund is not permitted to borrow or otherwise incur indebtedness constituting senior securities unless immediately thereafter the Fund has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Fund may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Fund also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Fund may not declare any cash dividend or other distribution on Plus Fund Shares, or purchase any Plus Fund Shares (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. The 300% asset coverage requirement under the 1940 Act is substantially the same as the 300% asset coverage requirement that is imposed on Plus Fund under its Credit Agreement, except that assets used to satisfy the 1940 Act requirement are not subject to special eligibility requirements.

CREDIT QUALITY OF SECURITIES

         Plus Fund normally invests at least 65% of its total assets in (i) income producing debt securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's"), lower than BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization (collectively with Moody's and S&P, "Rating Agencies") or, if unrated, determined to be of equivalent quality by Mitchell Hutchins and (ii) equity securities (including common stocks, rights, and warrants for equity securities) that are attached to, or are part of a unit including, such debt securities. Plus Fund may invest up to 15% of its total assets in securities that are rated as low as D (which normally are in default at the time of purchase). Plus Fund's ability to invest in securities rated CCC or lower or the equivalent is somewhat limited by the asset coverage and other requirements under the Credit Agreement. Mitchell Hutchins does not believe, however, that these requirements will prevent Plus Fund from investing to the extent it deems desirable in these lowest rated securities. In addition, Plus Fund may invest up to 35% of its total assets in investment grade securities (I.E., securities rated Baa/BBB or higher) of private or government issuers, equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality), money market instruments and municipal obligations.

         High Yield Fund normally invests at least 80% of its total assets in securities rated Ba or B by Moody's, BB or B by S&P or comparably rated by another Rating Agency. The Fund may invest up to 20% of its total assets in securities rated higher or lower than these levels, including securities rated as low as D, and in unrated securities that Mitchell Hutchins determines to be of comparable quality to rated securities in which High Yield Fund can invest. High Yield Fund also may acquire equity securities when attached to, or as part of a unit including, debt securities, or in connection with a conversion or exchange of debt securities. High Yield Fund, however, may not invest in other equity securities.

         For both Funds, the determination of whether a security is in a particular rating category, and whether the above percentage limitations are met, will be made at the time of investment. Mitchell Hutchins assesses securities on the basis of the highest rating assigned by any Rating Agency.

         Securities rated BB or Ba are considered to be within the "upper tier" of the high yield, high risk income securities market and securities rated B are considered to be in the "middle tier" of this market. Securities within these two tiers constitute the largest portions of this market. Investments in securities that are rated Ca or lower by Moody's, CC or lower by S&P, and comparable securities are extremely speculative and involves significant risk. Securities rated D and comparable unrated securities may be in default at the time of purchase. These securities frequently do not produce income while they are outstanding and may require the Funds to bear certain extraordinary expenses in order to protect and recover their investment. To the extent Plus Fund pursues its secondary investment objective of capital appreciation through investment in these securities, its ability to achieve current income for its stockholders may be diminished.

RISKS COMMON TO BOTH FUNDS

MARKET PRICE AND NET ASSET VALUE OF SHARES

         Shares of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of either Fund does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of each Fund's shares is determined by such factors as relative demand for and supply of shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

         Due to differences in the market price and NAV of the Funds' shares, High Yield Fund stockholders who exchange their shares for Plus Fund Shares at NAV may receive Plus Fund Shares with an aggregate market value that is higher or lower than the market value of their High Yield Fund shares. The reason for this difference is that the relative market prices of the Funds' shares in relation to their NAVs are likely to be different; i.e., the Funds' shares are likely to trade at different discounts or premiums. As of ___________, 2000 shares of High Yield Fund were trading at a discount of __%, compared to __% for Plus Fund. It is likely, however, that one or both of these discount levels will change by the Closing Date. For a comparison to the historical trading discounts and premiums for each Fund's shares, see "Comparison of the Funds - Trading History - Share Price Data."

         The Funds' shares are designed primarily for long-term investors. Investors in the Funds' shares should not view the Funds as vehicles for trading purposes.

LOWER-RATED DEBT SECURITIES

         Compared to higher-quality debt securities, securities rated below investment grade, often referred to as "junk bonds," involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. There is a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuers of these securities to make payments of interest and principal. The value of junk bonds often fluctuates in response to issuer, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

         Changes in a Rating Agency's rating of any income security or in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund's net asset value. The Funds do not necessarily dispose of a security when its rating is reduced below the rating at the time of purchase, although Mitchell Hutchins monitors all investments to determine whether continued investment is consistent with the Fund's investment objectives. Because of the greater number of investment considerations involved in investing in lower-rated income securities, the achievement of the Funds' investment objectives depends more on Mitchell Hutchins' analytical abilities than would be the case if it were investing primarily in securities in the higher rating categories.

         The values of lower-rated income securities, like those of other income securities, generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of such securities. Conversely, during periods of rising interest rates, the value of such securities will generally decline. These fluctuations can be expected to be greater for investments in income securities with longer maturities than for investments in income securities with shorter maturities. The secondary market prices of lower-rated securities are often affected to a lesser extent by changes in interest rates and to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their respective industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.

INVESTING IN FOREIGN SECURITIES

         Each fund may invest in foreign securities, including securities of issuers in emerging market countries. Investments in foreign securities may be affected by, among others, the following factors:

      o CURRENCY EXCHANGE RATES - The dollar value of the Funds' investments denominated in foreign currencies will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Plus Fund may invest up to 15% of its total assets in foreign-denominated securities, while High Yield Fund is limited to 10% of its net assets.

      o POLITICAL AND ECONOMIC CONDITIONS - The value of the Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      o REGULATIONS - Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. In addition, certain countries may impose expropriation constraints on the assets of certain companies.

      o MARKETS - The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S. securities.

         The risks described above for foreign securities may be more acute for the Funds' investments in emerging market countries. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. For example, many emerging market countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or non-existent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Transaction costs are often higher in emerging market countries and there may be additionsl risks and delays in custody and settlement procedures.

ORIGINAL ISSUE DISCOUNT, ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

         The Funds may invest in discount securities, including zero coupon securities, other securities issued with original issue discount ("OID") and payment-in-kind ("PIK") securities. Zero coupon securities pay no interest to holders prior to maturity. When a zero coupon security is held to maturity, its entire investment return comes from the difference between its purchase price and its maturity value. PIK securities may pay interest either in cash or in the form of additional securities. The portion of the OID that accrues each year on zero coupon and other OID securities in which a Fund invests, and the "interest" received or accrued on a Fund's PIK securities, must be included in its income annually. To qualify for tax treatment as a regulated investment company ("RIC") and to avoid a federal excise tax, each Fund may be required to distribute as dividends amounts that are greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. As a result, each Fund may be unable to purchase additional securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon, other OID and PIK securities usually trade at a substantial discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

CALL FEATURES

         A substantial portion of the securities held by the Funds may permit the issuer to "call," or redeem, its securities prior to maturity. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund probably would not be able to reinvest the proceeds in securities of comparable quality providing the same investment return as the securities redeemed. The existence of a call feature may limit the potential for such a security to increase in value during periods of declining interest rates.

PREMIUM SECURITIES

         The Funds may each invest a substantial portion of their assets in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. As a result, the purchase of such securities provides the Funds with a higher level of investment income distributable to stockholders on a current basis than if the Funds purchased securities bearing current market rates of interest. If such premium securities are called prior to maturity, the Funds may recognize a capital loss.

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

         Options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions are derivatives and their use entails special risks. The value of "derivatives" - so called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. If a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the Fund's portfolio.

              PROPOSAL: REORGANIZATION OF HIGH YIELD FUND INTO PLUS
                                      FUND


INFORMATION ABOUT THE REORGANIZATION

         Under the Plan, High Yield Fund will reorganize into Plus Fund and High Yield Fund's stockholders will become stockholders of Plus Fund.

         Each High Yield Fund stockholder's shares of High Yield Fund will be converted into an equivalent dollar amount of full Plus Fund Shares plus fractional shares for High Yield Fund stockholders that participate in High Yield Fund's Dividend Reinvestment Plan and cash in lieu of any fractional shares for all other High Yield Fund stockholders, computed based on the NAV per share of each Fund on the Closing Date. No sales charge or fee of any kind will be charged to High Yield Fund stockholders in connection with their receipt of Plus Fund Shares in the Reorganization. Neither Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. High Yield Fund stockholders will recognize no gain or loss except with respect to any cash received in lieu of fractional Plus Fund Shares.

         The Reorganization is expected to occur by __________ ___, 2000, or by such later date as the parties may agree in writing. The Reorganization is contingent upon both stockholder approval and each Fund satisfying the terms of the Plan. Under Maryland law, stockholders of a corporation whose shares are traded on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the stockholders of the Funds will be bound by the terms of the Reorganization under the Plan. However, any stockholder of either Fund may sell his or her shares of common stock on the New York Stock Exchange ("NYSE"). The shares of High Yield Fund may not be listed on the NYSE or available for trading there for several days prior to the date of the Reorganization.

         After the Closing Date, High Yield Fund would deregister as an investment company under the 1940 Act and would terminate its separate existence under Maryland law. In addition, High Yield Fund's shares of common stock would be removed from listing on the NYSE and withdrawn from registration under the Securities Exchange Act of 1934, as amended ("Securities Exchange Act").

         The Plan may be terminated and the Reorganization abandoned, whether before or after approval by High Yield Fund's stockholders, at any time prior to the Closing Date (i) by the mutual consent of the Board of Directors of each Fund; or (ii) by either Fund (a) if the other Fund materially breaches any representation, warranty, or covenant contained in the Plan, (b) if the conditions to that Fund's obligations under the Plan have not been satisfied or waived, or (c) if that Fund's Board, in its sole discretion, determines that proceeding with the Reorganization would not be in the best interests of its stockholders. If the Reorganization has not been consummated by _______, 2000, the Plan automatically will terminate, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

BOARD CONSIDERATIONS

         The High Yield Fund Board, including the Board Members who are not "interested persons," as that term is defined in the 1940 Act, of either High Yield Fund or Plus Fund ("Independent Board Members"), determined that the Reorganization is in the best interests of High Yield Fund and voted unanimously to recommend that stockholders approve the Plan.

         Consistent with the policies set forth in High Yield Fund's Prospectus, the Board from time-to-time considers whether it would be in the best interest of the Fund to take actions designed to eliminate or reduce the discount to NAV at which the Fund's shares trade and to otherwise enhance stockholder value. Such actions include a merger with another investment company, conversion to an open-end investment company, open market share repurchase offers, and tender offers. After considering various actions to address the trading discount and maximize stockholder value, High Yield Fund's Board unanimously approved a proposal to reorganize High Yield Fund into Plus Fund.

         At the Boards' November 11, 1999 meetings, Mitchell Hutchins presented its assessments of High Yield Fund and Plus Fund and suggested that both Funds could benefit from a merger. The Boards of each Fund considered Mitchell Hutchins' evaluations and requested that Mitchell Hutchins make a final proposal at a subsequent board meeting. Mitchell Hutchins recommended the Reorganization to the Boards of High Yield Fund and Plus Fund at Board meetings held on December 17, 1999. Mitchell Hutchins advised that both Funds' stockholders would benefit from the economies of scale (i.e., lower operating expense ratios) and opportunities for broader diversification that a larger asset base would provide. They also noted that High Yield Fund's stockholders could additionally benefit from the ability to use leverage through borrowing. Mitchell Hutchins also advised that the Reorganization would permit High Yield Fund's stockholders to gain the added flexibility of Plus Fund's slightly broader investment parameters. Further, the Reorganization itself could enhance the ability of securities analysts to follow Plus Fund because it will eliminate any confusion in the marketplace that results from two funds with substantially similar names, as well as investment objectives and investment policies, being managed by the same investment adviser.

         As part of its consideration, the High Yield Fund Board examined a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions;
(2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Plus Fund and that expense ratio relative to High Yield Fund's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization; (6) Mitchell Hutchins' assessment of the likely impact on High Yield Fund's stockholders of the receipt of Plus Fund Shares at NAV; and (7) the continuity of portfolio management. The Board also considered the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates.

         The Board considered the investment objectives and policies of the Funds and noted that their portfolios have had substantially similar risk profiles based on the types of securities the Funds have held. The Board noted that Plus Fund is subject to greater risk than High Yield Fund because it uses leverage and may invest to a greater extent in lower-rated securities. The use of leverage exposes Plus Fund to greater risk (and greater return) than other investment practices. Despite these differences, the Board concluded that the Funds' investment objectives and policies are reasonably compatible. Mitchell Hutchins also informed the Board that it believed that the additional risks of leverage and of investing in lower-rated securities were warranted by the opportunity for higher yields.

         The Board also took into account the compatibility of the current portfolio holdings of High Yield Fund and Plus Fund. Mitchell Hutchins informed the Board that the two Funds' portfolios were sufficiently compatible that no securities would need to be sold to accommodate the Reorganization. The Board also considered the level and quality of investment advisory services provided by Mitchell Hutchins to both Funds and decided that Plus Fund stockholders would benefit from Mitchell Hutchins' continued supervision of portfolio management services after the Reorganization.

         In addition, the Board considered the historic performance of High Yield Fund in relation to the performance of Plus Fund. Mitchell Hutchins advised the Board that, while past performance provides no guarantee of future results, Plus Fund has provided a greater total return based on net asset value than High Yield Fund for the year ended January 31, 2000. Mitchell Hutchins estimated that the yield for Plus Fund was higher as of the same date.

         The Board also considered the impact the Reorganization would have on expenses. In analyzing expenses, the Board evaluated the investment advisory and administration fees paid by the Funds. High Yield Fund and Plus Fund pay different advisory and administrative fees at different rates, and they calculate their fees in different ways. High Yield Fund pays Mitchell Hutchins investment advisory and administration fees, computed weekly and paid monthly, of 0.90% of its average weekly net assets. Plus Fund pays Mitchell Hutchins fees, computed weekly and paid monthly, of 0.70% of its average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). The investment advisory and administration fees payable to Mitchell Hutchins when Plus Fund has outstanding borrowings is higher than when it does not because the fee is calculated as a percentage of Managed Assets, which include assets purchased with the proceeds of those borrowings. Mitchell Hutchins indicated to the Board that Plus Fund would likely continue to borrow about 26-31% of the Fund's total assets (including the amount obtained by leverage) after the Reorganization, assuming similar market conditions. The
Board recognized that, given the level of Plus Fund's expected borrowings, the effective investment advisory and administration fee rate would exceed 0.90% of Plus Fund's weekly net assets. For example, at the level of Plus Fund's average borrowings for the twelve months ended January 31, 2000 (27% of total assets), the Fund paid Mitchell Hutchins a fee equal to an effective annual rate of 0.96% of the Fund's average weekly net assets. The Board recognized that the use of leverage requires greater allocation of resources within Mitchell Hutchins and that a slightly higher net advisory fee was therefore appropriate.

         In addition to considering the potential increase in the rate of investment and advisory fees (when expressed as a percentage of net assets), the Board discussed other expenses paid by High Yield Fund stockholders. Based on Mitchell Hutchins' preliminary calculations, Mitchell Hutchins estimated that after the Reorganization, on a PRO FORMA basis, Plus Fund Shares would have total operating expenses, excluding interest and Reorganization expenses, that would be a lower percentage of net assets than those of High Yield Fund. The Board noted, however, the Reorganization would result in an increase in total annual operating expenses (including interest payments) for High Yield Fund stockholders. The Board also noted that estimates of the operating expenses of the combined Fund, as a percentage of net assets, would be lower than that of either Fund, excluding interest and Reorganization expenses. The Board also considered Mitchell Hutchins' assessment that the yield for Plus Fund would likely be higher than that of High Yield Fund and that the relatively higher yield should serve to offset the effect of the interest expense. For more information on the comparative fees and expenses of the Funds, see "Comparison of the Funds -- Fees and Expenses," below.

         Mitchell Hutchins advised the Board that each High Yield Fund stockholder would receive full Plus Fund Shares, plus cash or a fractional Plus Fund Share, as appropriate, having an aggregate NAV equal to the NAV of his or her High Yield Fund shares. Due to differences in the market discounts on the Funds' shares, High Yield Fund stockholders may, however, receive Plus Fund Shares with an aggregate market value that is higher or lower than the market value of the shares previously held. The Board noted that, while Mitchell Hutchins had no reason to believe that the Reorganization would result in High Yield Fund's stockholders receiving shares with a market discount greater than they would otherwise have experienced, there could be no assurance that the market discount to NAV of Plus Fund would not be greater than the market discount to NAV of High Yield Fund, or that the market discount to NAV of Plus Fund Shares might not be greater in the future.

         Finally, the Board reviewed the principal terms of the Plan and noted that the securities and other assets held by High Yield Fund at the time of the Reorganization will be valued at full market value, that the Reorganization would be tax-free to High Yield Fund, and that High Yield Fund stockholders will have ownership of a compatible fund. The Board also noted that High Yield Fund stockholders would recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares.

         On the basis of the information provided to each Board and on each Board's evaluation of that information, the Boards determined that the proposed Reorganization will not dilute the interests of stockholders of each Fund and that it is in the best interest of each Fund. Therefore, each Fund's Board voted unanimously to approve the Plan, and High Yield Fund's Board voted unanimously to recommend that High Yield Fund stockholders approve the Plan.

THE PLAN

         The Plan provides for the acquisition by Plus Fund of all of High Yield Fund's assets in exchange for Plus Fund Shares and the assumption by Plus Fund of all of High Yield Fund's liabilities. High Yield Fund will then distribute to its stockholders the full Plus Fund Shares plus fractional Plus Fund Shares for participants in High Yield Fund's Dividend Reinvestment Plan and cash in lieu of fractional shares for all other stockholders. Each High Yield Fund stockholder will receive full Plus Fund Shares and a fractional share or cash, as appropriate, equal in aggregate NAV to the aggregate NAV of the stockholder's High Yield Fund shares at the time of the Reorganization. These transactions are scheduled to occur at [4:00] p.m., Eastern time, on _________, 2000, or on such later date as the conditions to consummation of the Reorganization are satisfied. High Yield Fund will be liquidated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization" below.

         High Yield Fund and Plus Fund each will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. Accordingly, neither Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, High Yield Fund stockholders would recognize no gain or loss, except with respect to any cash received in lieu of fractional Plus Fund Shares. To the extent High Yield Fund sells securities prior to the Closing Date, there may be net recognized gains or losses to the Fund. Any net recognized gains would increase the amount of any distribution made to stockholders of High Yield Fund prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations" below.

         If the Reorganization is not approved by stockholders at the Meeting or the conditions of the Plan are not met, High Yield Fund will continue to operate as a separate closed-end fund, and the Board will then consider other options and alternatives for the future of the Fund. Either Board may, in its discretion, terminate the Plan prior to Reorganization.

                             COMPARISON OF THE FUNDS

FORMS OF ORGANIZATION

         High Yield Fund and Plus Fund are diversified, closed-end management investment companies registered under the 1940 Act and organized as Maryland corporations on June 11, 1993 and April 24, 1998, respectively. High Yield Fund commenced operations on December 7, 1993 and Plus Fund commenced operations on June 26, 1998. Both Funds' shares are traded on the NYSE.

         The operations of each Fund are governed by its Articles of Incorporation, Bylaws and Maryland law. The overall direction and supervision of each Fund is the responsibility of its Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and that the Fund is properly administered.

INVESTMENT OBJECTIVES

         The investment objectives of High Yield Fund and Plus Fund are substantially similar. High Yield Fund's investment objective is high current income. The primary investment objective of Plus Fund is high income. Its secondary objective is capital appreciation. Both Funds seek to achieve their objective of high income by investing primarily in a diversified portfolio of lower-rated, income-producing debt and related equity securities. Plus Fund seeks to achieve its secondary objective of capital appreciation by investing in debt or equity securities that Mitchell Hutchins expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, or as a result of declines in long-term interest rates.

INVESTMENT POLICIES

         The primary differences in the investment policies of High Yield Fund and Plus Fund are Plus Fund's use of leverage and its greater flexibility in choosing the credit quality of its portfolio securities. Please see "Comparison of Principal Risk Factors--Primary Differences in Investment Risks of the Funds" for a comparison of the credit quality of the securities in which the Funds may invest.

         High Yield Fund may invest up to 35% of its net assets in securities of foreign issuers, including foreign issuers in emerging market countries, with no more than 10% of its net assets in securities of foreign issuers, that are denominated and traded in foreign currencies. Plus Fund may invest up to 35% of total assets in securities of foreign issuers, including foreign issuers in emerging market countries, but may not invest more than 15% of total assets in securities denominated in currencies other than the U.S. dollar. Each Fund may engage in hedging strategies, such as options, futures and forward currency contracts, to attempt to reduce the overall risk of its investment portfolio, enhance income, realize gains or manage its foreign currency exposure.

         In selecting investments for both Funds, Mitchell Hutchins relies on the expertise of the Fund's portfolio manager, as well as his team of analysts. The investment process incorporates three key steps: industry selection, company selection and security selection. Industry selection consists of an analysis of economic factors, industry dynamics and yield spreads to determine which sectors of the market are the most attractive for investment. Company selection combines Mitchell Hutchins' proprietary financial forecasting model with fundamental credit analysis to determine which companies are the most attractive investment candidates. Mitchell Hutchins also consults third party research and conducts company visits as part of this selection process. A security selection process is done to determine the appropriate type of security (such as lower-rated bonds, common stock, etc.). Final security selection depends on relative values based on a company's anticipated cash flow, interest and asset coverage, leverage and earnings prospects. Mitchell Hutchins' portfolio management team also uses a disciplined sell strategy under which a security will be sold when the income or total return potential declines relative to its risk level, or when the security becomes overvalued when compared to its industry.

INVESTMENT LIMITATIONS

         High Yield Fund generally may not purchase securities on margin. Plus Fund is not restricted in its ability to purchase securities on margin, but in practice it does not do so to any material extent.

         High Yield Fund may not engage in short sales of securities or maintain a short position, except for short sales "against the box" and short positions in connection with its use of derivative instruments. Plus Fund is not limited in its ability to maintain short positions. However, neither Fund currently engages in short sales.

LEVERAGE

         Plus Fund borrows money for investment purposes. Such borrowings constitute leverage, a speculative technique. The Fund is authorized to utilize leverage in an amount up to 33 1/3 of its total assets (including the amount obtained through leverage), but is current operating policy is to maintain borrowing in an amount equal to approximately 26-31% of total assets. Plus Fund has obtained a secured line of credit under which it can borrow $200,000,000 for investment purposes. (See "Comparison of Principal Risk Factors - Primary Differences in Investment Risks of the Funds.") As of January 31, 2000, Plus Fund had $167 million in outstanding borrowings under that line of credit, representing about 27% of its total assets.

         Plus Fund and can also engage in leverage through other bank borrowings or other transactions involving indebtedness, through the issuance of preferred stock, through reverse repurchase transactions or through dollar rolls. However, the Fund's ability to use such other leverage is limited by the terms of its existing line of credit. Plus Fund will not use leverage if it anticipates that a leveraged capital structure would result in a lower return to stockholders than the Fund could obtain over time without leverage.

         Plus Fund can borrow additional money for temporary or emergency purposes in an amount not to exceed 5% of its total assets (not including the amount so borrowed). By contrast, High Yield Fund can borrow money but only for temporary or emergency purposes and only in an amount not exceeding 10% of its total assets not including the amount borrowed.

PORTFOLIO COMPATIBILITY

         The current portfolio of High Yield Fund, consisting primarily of debt securities of issuers located in the United States, is substantially compatible with Plus Fund's portfolio. It is anticipated that none of High Yield Fund's holdings would need to be sold to accommodate the Reorganization.

FEES AND EXPENSES

         The following table describes the fees and expenses that you may pay if you buy and hold shares of High Yield Fund and Plus Fund. The PRO FORMA information reflects the anticipated effects of the Reorganization. The information set forth below is based on the Funds' fees and expenses for the twelve months ended January 31, 2000.


                                                                                               PLUS FUND
STOCKHOLDER TRANSACTION EXPENSES FOR BOTH FUNDS           HIGH YIELD                           PRO FORMA
                                                             FUND             PLUS FUND         COMBINED
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load) Imposed on
Purchases (AS A PERCENTAGE OF OFFERING PRICE)..               None(1)           None(1)             None(1)
Dividend Reinvestment Plan Fees ...............               None              None                None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------------------------------------
Investment Advisory and Administration Fees..                0.90%             0.96%               0.96%
Interest Payments on Borrowed Funds..........                 --               2.24%               2.24%
Other Expenses(2)............................                0.33%             0.26%               0.25%
Total Annual Fund Operating Expenses(2)......                1.23%             3.46%               3.45%


1 Purchases and sales of Fund shares on the NYSE are likely to be subject to brokerage fees and related expenses.

2 Note: These figures do not include non-recurring organizational expenses of $135,835 during Plus Fund's initial fiscal period ended May 31, 1999. Had such expenses been included, Plus Fund would have incurred ____% and ____% for Other Expenses and Total Annual Expenses, respectively, and the Plus Fund Pro Forma Combined figures would have reflected ____% and ____% for Other Expenses and Total Annual Expenses, respectively.

EXPENSE EXAMPLE

         The following example is intended to help you compare the costs of investing in Plus Fund, both before and after the Reorganization, with the costs of investing in shares of High Yield Fund.

         The example assumes that you invest $10,000 at net asset value in each Fund for the time periods indicated. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:



                                                    1 YEAR         3 YEARS         5 YEARS         10 YEARS
=============================================================================================================

PLUS FUND..................................           $___         $___            $___             $___

HIGH YIELD FUND............................            ___          ___             ___              ___

PLUS FUND PRO FORMA COMBINED...............            ___          ___             ___              ___


SALES CHARGES

         PLUS FUND SHARES RECEIVED IN CONNECTION WITH THE REORGANIZATION WILL NOT BE SUBJECT TO ANY SALE CHARGE.

TRADING HISTORY- SHARE PRICE DATA

         The shares of Plus Fund are traded on the NYSE under the symbol "HYF." The shares of High Yield Fund are traded on the NYSE under the symbol "PHT." Shares of closed-end management investment companies frequently trade at discounts from their NAVs, and the Funds' shares have also traded at a discount. The following tables set forth, in the case of Plus Fund, for each fiscal quarter since inception and, in the case of High Yield Fund, for each fiscal quarter within the two most recent fiscal years and each fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On February ___, 2000, the closing price per share was $_____ and $_____, the NAV per share was $_____ and $_____ and the discount to NAV was (____)% and (____)%, for High Yield Fund and Plus Fund, respectively.



                                                                                                   (DISCOUNT) OR
                                                                      CORRESPONDING NET           PREMIUM TO NET
              PLUS FUND                       SALES PRICE               ASSET VALUES                ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
Quarter Ended                                 High         Low           High         Low       High          Low
-------------                                 ----         ---           ----         ---       ----          ---
2/29/00                                      $_____       $_____        $_____       $_____     ____%        _____%
11/30/99                                      11.75        11.38         11.82        11.65    (0.59)        (2.32)
8/31/99                                       12.63        11.38         12.34        11.97     2.35         (4.93)
5/31/99                                       12.94        12.13         12.71        12.45     1.81         (2.57)
2/28/99                                       13.06        12.00         13.01        12.75     0.38         (5.88)
11/30/98                                      13.63        11.44         12.33        11.92    10.54         (4.03)
8/31/98                                       15.06        11.75         15.00        13.08     0.40        (10.17)


                                                                                                   (DISCOUNT) OR
                                                                   CORRESPONDING NET              PREMIUM TO NET
           HIGH YIELD FUND                    SALES PRICE            ASSET VALUES                   ASSET VALUE
-----------------------------------------------------------------------------------------------------------------------
Quarter Ended                              High          Low          High          Low         High          Low
-------------                              ----          ---          ----          ---         ----          ---
1/31/00                                    $            $            $             $                   %            %
10/31/99                                      11.38         9.75         11.76        11.15       (3.23)      (12.56)
7/31/99                                       11.50        11.00         12.18        11.82       (5.58)       (6.94)
4/30/99                                       12.13        11.13         12.05        12.12         0.66       (8.17)
1/31/99                                       12.75        11.63         12.10        12.13         5.37       (4.12)
10/31/98                                      13.50        11.31         14.19        12.72       (4.86)      (11.08)
7/31/98                                       14.22        13.38         14.51        14.16       (2.00)       (5.51)
4/30/98                                       14.81        13.69         14.55        14.57         1.79       (6.04)
1/31/98                                       14.44        13.88         14.36        14.22         0.56       (2.39)
10/31/97                                      14.38        13.56         14.63        14.27       (1.74)       (4.95)


DIVIDENDS AND OTHER DISTRIBUTIONS

         High Yield Fund distributes all, and Plus Fund distributes substantially all, of its net investment income as monthly dividends. The Funds also annually distribute substantially all realized net capital gain (the excess of net long-term capital gain over net short-term capital loss), realized net short-term capital gain and realized net gains from foreign currency transactions, if any. Each Fund may make additional distributions, if necessary, to avoid a 4% federal excise tax on certain undistributed ordinary income and capital gains.

         The Funds' monthly dividends may, from time to time, represent more or less than the amount of net investment income earned by the

Funds in the period to which the dividend relates. Undistributed net investment income will be available to supplement future dividends, which might otherwise have been reduced by reason of a decrease in the Funds' monthly net income due to fluctuations or expenses. Undistributed net investment income is reflected in the Funds' NAV and, accordingly, a Fund's NAV is reduced when dividends are paid. The dividend rate on each Fund's shares is adjusted from time to time by each Fund's Board of Directors and varies as a result of the Fund's performance.

DIVIDEND REINVESTMENT PLAN

         High Yield Fund and Plus Fund have established Dividend Reinvestment Plans ("Reinvestment Plans") under which all stockholders whose Fund shares are registered in their own names, or in the name of PaineWebber Incorporated ("PaineWebber") or its nominee, have all dividends and other distributions on their shares automatically reinvested in additional shares of the respective Fund, unless such stockholders elect to receive cash. Stockholders in each Fund may affirmatively elect to receive all dividends and other distributions in cash paid by check mailed directly to them by PNC Bank, National Association ("Transfer Agent"), as dividend disbursing agent. Stockholders who hold their shares in the name of a broker or nominee other than PaineWebber (or its nominee) should contact such broker or other nominee to determine whether, or how, they may participate in the Reinvestment Plans. The ability of such stockholders to participate in the Reinvestment Plans may change if their shares of the respective Fund are transferred into the name of another broker or nominee.

         The Transfer Agent for each Fund serves as agent for the stockholders in administering the Reinvestment Plans. After each Fund declares a dividend or determines to make another distribution, the Transfer Agent, as agent for the participants, receives the cash payment. However, the basis on which each Fund's Transfer Agent acquires Fund shares under the Reinvestment Plan differs.

         High Yield Fund's Transfer Agent uses the cash that it receives from dividends paid by the Fund to buy Fund shares in the open market, on the NYSE or otherwise, for the participants' accounts. Such shares may be purchased at prices that may be higher or lower than the NAV per share of the Fund at the time of purchase. The number of shares purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent was able to obtain in the open market. High Yield Fund will not issue any new shares in connection with its Reinvestment Plan.

         Plus Fund's Transfer Agent uses the cash that it receives from dividends paid by the Fund to acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere ("open-market purchases"). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Transfer Agent invests the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account is determined by dividing the dollar amount of the dividend by the NAV per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the NAV per share is greater than the market value per share (such condition being referred to herein as "market discount"), the Transfer Agent invests the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each purchased with each distribution for a particular stockholder equals the result obtained by dividing the amount of the distribution payable to that stockholder by the average price per share (including applicable brokerage commissions) that the Transfer Agent is able to obtain in the open market.

         For Plus Fund, if there is a market discount on the dividend payment date, the Transfer Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than 30 days after the dividend payment date ("last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. Since Plus Fund pays monthly income dividends, the period during which open-market purchases can be made exists only from the payment date of the dividend through the date before the next "ex-dividend" date. Typically, this is approximately ten days. If, before the Transfer Agent has completed its open-market purchases, the market price of a share exceeds the NAV per share, the average per share purchase price paid by the Transfer Agent may exceed the Fund's NAV per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, Plus Fund's Reinvestment Plan provides that, if the Transfer Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Transfer Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the earlier of the close of business on the last purchase date or the first day during the purchase period on which the NAV per share equals or is less than the market price per share.

         Stockholders who participate in Plus Fund's Reinvestment Plan may receive benefits not available to stockholders who do not participate in the Reinvestment Plan. If the market price (plus commissions) of Plus Fund Shares is above their NAV, participants in the Reinvestment Plan receive shares at less than they could otherwise purchase them and have shares with a cash value greater than the value of any cash dividends they would have received on their Plus Fund Shares. If the market price plus commissions is below the NAV, participants receive dividends in Plus Fund Shares with a NAV greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient Plus Fund Shares available in the market to distribute dividends in shares at prices below the NAV. Also, since Plus Fund does not redeem its shares, the price on resale may be more or less than the NAV.

         Each Fund's Transfer Agent maintains all stockholder accounts in its Reinvestment Plans and furnishes written confirmations of all transactions in the accounts, including information needed by stockholders for personal and tax records. Shares in the account of each Reinvestment Plan participant are maintained by the Transfer Agent in un-certificated form in the name of the participant. Each High Yield Fund stockholder's proxy will include those shares of stock purchased pursuant to its Reinvestment Plan.

         There is no charge to participants for reinvesting dividends or other distributions. The Transfer Agents' fees for the handling of reinvestment of distributions are paid by the respective Funds. However, each participant pays a PRO RATA share of brokerage commissions incurred with respect to the Transfer Agents' open market purchases of Fund shares in connection with the reinvestment of distributions.

         The automatic reinvestment of dividends and other distributions in Fund shares does not relieve participants of any income tax that may be payable on such distributions.

         A stockholder who has elected to participate in a Reinvestment Plan may terminate participation in the Reinvestment Plan at any time without penalty, and stockholders who have previously terminated participation in a Reinvestment Plan may rejoin it at any time. Changes in elections must be made in writing to the Transfer Agent and should include the stockholder's name and address as they appear on the share certificate or in the Transfer Agent's records. An election to terminate participation in a Reinvestment Plan, until such election is changed, will be deemed to be an election by a stockholder to take all subsequent dividends in cash. An election will be effective only for dividends declared and having a record date at least ten days after the date on which the election is received.

         Each Fund has reserved the right to amend or terminate its Reinvestment Plan with respect to any dividend if notice of the change is sent to participants at least 30 days before the record date for such dividend. The Reinvestment Plans also may be amended or terminated by the Transfer Agent by at least 30 days' written notice to all participants. All correspondence concerning the Reinvestment Plans should be directed to the appropriate Fund's Transfer Agent at PNC Bank, National Association, c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

MANAGEMENT OF THE FUNDS

         The overall management of the business and affairs of each Fund is vested with its Board of Directors. The members of each Board are the same. Each Board approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment adviser and administrator, custodian and transfer and dividend disbursing agent and registrar. The day-to-day operations of each Fund are delegated to its officers and to Mitchell Hutchins, subject to each Fund's investment objective and policies and to general supervision by the Board of Directors.

         Subject to the supervision of each Fund's Board, Mitchell Hutchins provides investment advisory and administration services to each Fund pursuant to an Investment Advisory and Administration Contract dated November 23, 1993 for High Yield Fund and June 22, 1998 for Plus Fund ("Advisory Contracts"). Pursuant to each Advisory Contract, Mitchell Hutchins provides a continuous investment program for the respective Fund, makes investment decisions and places orders to buy, sell or hold particular securities. Mitchell Hutchins also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services.

         The portfolio manager responsible for the day-to-day management of both Funds is James F. Keegan, a senior vice president of Mitchell Hutchins. Mr. Keegan has been employed by Mitchell Hutchins since March 1996. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. Other members of the Mitchell Hutchins High Income Group provide input on market outlook, interest rate forecasts, and other considerations pertaining to high yield, high risk income securities.

         High Yield Fund and Plus Fund pay different advisory and administrative fees at different rates, and they calculate their fees in different ways. High Yield Fund pays Mitchell Hutchins investment advisory and administration fees, computed weekly and paid monthly, of 0.90% of its average weekly net assets. Plus Fund pays Mitchell Hutchins fees, computed weekly and paid monthly, of 0.70% of its Managed Assets. Because the fees are calculated as a percentage of Managed Assets, and given the level of Plus Fund's current borrowings and its expectation to maintain borrowings in an amount equal to approximately 26-31% of its total assets, it is likely that Plus Fund's effective investment advisory and administration fee rate will continue to exceed 0.90% of its net assets.

         Each Fund also incurs various other expenses in its operations, such as custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and stockholder meetings, fees and expenses relating to registration of each Fund's shares, taxes and governmental fees, fees and expenses of the directors, costs of obtaining insurance, expenses of printing and distributing stockholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation. For the fiscal years ended July 31, 1999, July 31, 1998 and July 31, 1997, High Yield Fund's total expenses, stated as a percentage of average net assets, were 1.19%, 1.15% and 1.34%, respectively. For the fiscal period June 26, 1998, through May 31, 1999, total expenses, stated as a percentage of average net assets, were 3.02% for Plus Fund. This figure includes 1.87% related to interest expense for the period June 26, 1998, through May 31, 1999, representing the cost of leverage to Plus Fund.

         In accordance with procedures adopted by each Fund's Board, brokerage transactions for each Fund are conducted through PaineWebber or its affiliates and each Fund pays fees to PaineWebber for its services as lending agent in each Fund's portfolio securities lending program. Mitchell Hutchins investment personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

         The Funds have the same directors and officers. Upon the Reorganization, the directors and officers of Plus Fund will continue as the directors and officers for the combined Fund. Please see Appendix B for the names, ages and principal occupations of the current Board Members and Officers of both Funds.

OTHER SERVICE PROVIDERS

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of both Funds' assets. State Street Bank and Trust Company employs foreign sub-custodians, approved by each Fund's Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of each Fund's foreign assets. PNC Bank, National Association, whose principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103, is each Fund's transfer and dividend disbursing agent and registrar. The Funds also have the same independent auditor, Ernst & Young LLP, which is located at 787 Seventh Avenue, New York, New York 10019. Upon completion of the Reorganization, these entities will continue to provide services to the combined Fund.


                              FINANCIAL HIGHLIGHTS

         The following financial highlights table is intended to help you understand the financial performance of High Yield Fund and Plus Fund. Certain information reflects financial results for a single share of each Fund.

         In the table, "total investment return" represents the rate that an investor would have earned on the investments in High Yield Fund shares and Plus Fund Shares, respectively (assuming reinvestment of all dividends and distributions).

         The information has been audited (except as noted) by Ernst & Young LLP, the Funds' independent auditors, whose reports, along with the Funds' financial statements, are included in the Funds' Annual Reports to Stockholders. The Annual Reports may be obtained without charge by calling [1-800-647-1568] and are incorporated by reference herein.



HIGH YIELD FUND FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:



                                             For the Six
                                             Months ended
                                           January 31, 2000                            For the Years Ended July 31,
                                                                ------------------------------------------------------------------
                                             (unaudited)                1999            1998       1997       1996        1995
                                        -----------------------         ----            ----       ----       ----        ----
Net asset value, beginning of period..         $11.76                 $14.18          $14.30     $13.25      $13.44     $13.76
                                               -------                -------         -------    -------     -------    ------
Net investment income.................           0.61                   1.27            1.25       1.29       1.29        1.40

Net realized and unrealized gains
(losses) on investments ..............          (0.43)                 (2.43)          (0.11)     1.02       (0.16)      (0.34)
                                                ------                 ------          ------     -----      ------      ------
Net increase (decrease) from
investment operations.................           0.18                  (1.16)          1.14       2.31        1.13       1.06
                                                ------                 ------          -----      -----       -----      ----
Dividends from net investment income..
                                                (0.63)                 (1.26)          (1.26)     (1.26)     (1.32)      (1.38)
                                                ------                 ------          ------     ------     ------      ------
Net asset value, end of period........         $11.31                 $11.76          $14.18     $14.30      $13.25     $13.44
                                               =======                =======         =======    =======     =======    ======
Market value, end of period...........         $10.56                 $11.31          $13.44     $13.94      $12.50     $12.38
                                                ======                =======         =======    =======     =======    ======
Total investment return (1):                   (0.73)%                (6.35)%          5.45%      22.59%     12.16%      11.87%
                                               ========               =======          =====      ======     ======      ======
Ratios/Supplemental Data:

     Net assets, end of period (000's)         $68,227                $70,905         $85,525    $86,232     $79,904    $81,081


     Expenses to average net assets...          1.29%*                 1.19%           1.15%      1.34%       1.25%      1.21%

     Net investment income to average
     net assets.......................         10.58%*                 10.34%          8.71%      9.39%       9.87%      10.68%

     Portfolio turnover rate..........           21%                    102%            156%       122%       135%        103%

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
     Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.

*     Annualized

PLUS FUND FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                            For the Eight      For the Period
                                            Months ended         June 26, 1998+
                                          January 31, 2000          through
                                             (unaudited)          May 31, 1999
                                        --------------------   -----------------
Net asset value, beginning of period..         $12.31                 $15.00
                                               ------                 ------
Net investment income.................          1.00                   1.42

Net realized and unrealized loss
from investment transactions..........         (0.46)                 (2.83)
                                               ------                 ------
Net increase (decrease) from
investment operations.................          0.54                  (1.41)
                                                ----                  ------
Dividends from net investment income..
                                               (1.00)                 (1.24)
                                               ------                 ------
Net asset value, end of period........         $11.85                 $12.35
                                               ======                 ======
Market value, end of period...........         $11.50                 $12.31
                                               ======                 ======
Total investment return (1):                    3.12%                (9.37)%
                                               =======               =======
Ratios/Supplemental Data:

     Net assets, end of period (000's)        $377,506               $388,929

     Expenses to average net assets**.         3.58%*                 3.02%*

     Net investment income to average
     net assets.......................        12.59%*                11.82%*

     Portfolio turnover rate..........           33%                   52%

     Asset Coverage++.................         $3,261                 $3,682

--------------------------

+   Commencement of operations

++  Per $1,000 of bank loans outstanding

*   Annualized

** This ratio includes 2.39% and 1.87 % related to interest expense for the eight months ending January 31, 2000 and for the period June 26, 1998 through May 31, 1999, respectively, which represents the cost of leverage to the Fund.

(1) Total investment return is calculated assuming a purchase of capital stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend
    Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized.



                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         The Plan contemplates (a) Plus Fund acquiring on the Closing Date all the assets of High Yield Fund in exchange solely for Plus Fund Shares (and cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of all of High Yield Fund's liabilities and (b) the distribution of those shares and cash to High Yield Fund stockholders. High Yield Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). Plus Fund will assume from High Yield Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the "Liabilities"); provided, however, that High Yield Fund will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Plus Fund will deliver its shares (and cash in lieu of certain fractional Plus Fund Shares) to High Yield Fund, which then will be distributed to High Yield Fund's stockholders.

         The value of the Assets to be acquired and the amount of the Liabilities to be assumed by Plus Fund and the NAV of a share of Plus Fund will be determined as of the close of regular trading on the NYSE on the Closing Date. Portfolio securities normally will be valued based on market values obtained from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Funds' Boards. The amortized cost method generally will be used to value bonds that will mature in 60 days or less.

         On, or as soon as practicable after, the Closing Date, High Yield Fund will distribute to its stockholders of record as of the Effective Time the Plus Fund Shares and cash it receives so that each High Yield Fund stockholder will receive full Plus Fund Shares and cash or a fractional share, as appropriate, equal in aggregate NAV to the aggregate NAV of the stockholder's High Yield Fund shares. That distribution will be accomplished by opening accounts on the books of Plus Fund in the names of High Yield Fund's stockholders and crediting those accounts with full Plus Fund Shares and cash or a fractional share, as appropriate, equal in aggregate NAV to the aggregate NAV of the stockholders' High Yield Fund shares.

         Immediately after the Reorganization, each former stockholder of High Yield Fund will own full Plus Fund Shares and cash or a fractional share, as appropriate, equal in NAV to the aggregate NAV of that stockholder's shares in High Yield Fund immediately prior to the Reorganization. The NAV per share of Plus Fund will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any stockholder ownership interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

         Pursuant to its Articles of Incorporation and Bylaws, Plus Fund may issue up to 200,000,000 shares of capital stock, $0.001 par value, having an aggregate par value of $200,000.

         Each share of Plus Fund represents an equal proportionate interest with other shares in that Fund. Each share has a par value of $0.001 and equal earnings, assets and voting privileges, except as noted in Plus Fund's SAI. Each share is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as declared by the Board. Plus Fund Shares entitle their holders to one vote per full share and fractional votes for fractional shares held. Plus Fund Shares are fully paid and non-assessable when issued.

DIVIDENDS AND OTHER DISTRIBUTIONS

         On or before the Closing Date, High Yield Fund will declare and pay as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions to maintain its tax treatment as a RIC.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on High Yield Fund stockholders' interests.



SURRENDER AND EXCHANGE OF HIGH YIELD FUND STOCK CERTIFICATES

         After the Effective Time, each holder of an outstanding certificate or certificates formerly representing High Yield Fund shares will be entitled to receive, upon surrender of his or her certificate(s), a certificate representing the number of Plus Fund Shares distributable with respect to the holder's High Yield Fund shares. PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. Promptly after the Effective Time, PNC will mail to each holder of certificate(s) formerly representing High Yield Fund shares, instructions and a letter of transmittal for use in surrendering those certificate(s) for a certificate representing Plus Fund Shares.

         From and after the Effective Time, certificates formerly representing High Yield Fund shares will be deemed for all purposes to evidence ownership of the number of full Plus Fund Shares and either fractional Plus Fund Shares or rights to cash in lieu thereof, as applicable, distributable with respect thereto in the Reorganization, provided that until a holder of such certificate surrenders it, no dividends payable to the holders of record of Plus Fund Shares as of any date subsequent to the Effective Time shall be paid to that holder. Any such dividends will be paid to that holder, without interest, when that holder surrenders those High Yield Fund Share certificate(s) for exchange.

         From and after the Effective Time, there will be no transfers on the stock transfer books of High Yield Fund. If, after the Effective Time, certificates representing shares of High Yield Fund shares are presented to Plus Fund, they will be canceled and exchanged for certificates representing Plus Fund Shares.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Plus Fund of the Assets transferred to it by High Yield Fund will be the same as High Yield Fund's book cost basis of the Assets.

FEDERAL INCOME TAX CONSIDERATIONS

         Each Fund will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the following effect:

         (1) Plus Fund's acquisition of the Assets in exchange solely for full and fractional Plus Fund Shares (plus cash in lieu of certain fractional Plus Fund Shares) and Plus Fund's assumption of the Liabilities, followed by High Yield Fund's distribution of those full Plus Fund Shares PRO RATA to its stockholders those fractional Plus Fund Shares to stockholders that participate in the Dividend
         Reinvestment  Plan  and  such  cash  to  the  remaining   stockholders,
         constructively in exchange for their High Yield Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) High Yield Fund will recognize no gain or loss on its transfer of the Assets to Plus Fund in exchange solely for Plus Fund Shares (and cash in lieu of fractional Plus Fund Shares) and Plus Fund's assumption of the Liabilities or on the subsequent distribution of those shares and cash to High Yield Fund's stockholders in constructive exchange for their High Yield Fund shares;

         (3) Plus Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Plus Fund Shares (plus cash in lieu of certain fractional Plus Fund Shares) and its assumption of the Liabilities;

         (4) Plus Fund's basis for the Assets will be the same as High Yield Fund's basis therefor immediately before the Reorganization, and Plus Fund's holding period for the Assets will include High Yield Fund's holding period therefor;

         (5) A High Yield Fund stockholder will recognize no gain or loss on the constructive exchange of all its High Yield Fund shares solely for full Plus Fund Shares and cash or a fractional Plus Fund Share, as appropriate, pursuant to the Reorganization, except with respect to any cash received in lieu of a fractional Plus Fund Share; and

         (6) A High Yield Fund stockholder's aggregate basis for the Plus Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its High Yield Fund shares to be constructively surrendered in exchange for those Plus Fund Shares, decreased by any cash received, and increased by any gain recognized, on the exchange. Its holding period for those Plus Fund Shares will include its holding period for those High Yield Fund shares, provided the stockholder held them as capital assets on the Closing Date.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any High Yield Fund stockholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization   by   Plus   Fund   after   the   Reorganization   of  any
pre-Reorganization capital losses realized by High Yield Fund could be subject to limitation in future years under the Code.

         Stockholders of High Yield Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                                 CAPITALIZATION

         The following table shows the capitalization of High Yield Fund and Plus Fund as of January 31, 2000, and on a PRO FORMA combined basis as of January 31, 2000, giving effect to the Reorganization:

                                                                  PLUS FUND
                              HIGH YIELD FUND     PLUS FUND   PRO FORMA COMBINED
                              ---------------     ---------   ------------------

Net Assets                      $68,227,000      $377,506,000     $445,733,000

Shares Outstanding               6,031,667        31,858,628       37,683,554

Net Asset Value Per Share         $11.31            $11.85           $11.85


         REQUIRED   VOTE.   The  proposal  to  approve  the  Plan  requires  the
affirmative vote of a majority of the votes entitled to be cast on the proposal.

      THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF REORGANIZATION.

                             ----------------------


                                  LEGAL MATTERS

         Certain legal matters concerning High Yield Fund and Plus Fund and their participation in the Reorganization, the issuance of Plus Fund Shares in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to High Yield Fund and Plus Fund.


                     INFORMATION FILED WITH THE SEC AND NYSE

         This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which High Yield Fund and Plus Fund have filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 and the 1940 Act. The SEC file number for High Yield Fund is 811-7804/33-69260. The SEC file number for Plus Fund is 811-08765/333-5107.

         High Yield Fund and Plus Fund are each subject to the informational requirements of the 1940 Act and the Securities Exchange Act and, in accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by High Yield Fund and Plus Fund (including the Registration Statement of Plus Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Room of the SEC, Office of Consumer Affairs and Information Services at 450 Fifth Street, N.W., Washington, DC 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding Plus Fund, High Yield Fund, and other registrants that file electronically with the SEC.

         High Yield Fund and Plus Fund are listed and publicly traded on the NYSE. If the Reorganization is approved, High Yield Fund will delist from NYSE and deregister as an investment company under the 1940 Act by filing an application on Form N-8F with the SEC upon consummation of the Reorganization. High Yield Fund will also terminate its existence as a Maryland corporation. Reports, proxy statements and other information concerning both Funds may be inspected at the offices of NYSE at 11 Wall Street, New York, New York, 10005.


             INFORMATION ABOUT THE FUNDS' ADVISER AND ADMINISTRATOR

         Mitchell Hutchins serves as investment adviser and administrator to both High Yield Fund and Plus Fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. As of January 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 76 separate portfolios and aggregate assets of approximately $52.7 billion, including High
Yield Fund and Plus Fund, and encompassing a broad range of investment objectives.

         Mitchell   Hutchins  is  an  indirect   wholly  owned   subsidiary   of
PaineWebber, which in turn is an indirect wholly owned subsidiary of Paine Webber Group, a publicly owned financial services holding company.

                                     EXPERTS

         The audited financial statements of High Yield Fund and Plus Fund incorporated by reference herein and included in High Yield Fund's Annual Report to Stockholders for the fiscal year ended July 31, 1999, and in Plus Fund's Annual Report to Stockholders for the fiscal year ended May 31, 1999, respectively, have each been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the Funds' respective Annual Reports to Stockholders. These financial statements have been incorporated herein by reference in reliance on Ernst & Young LLP's reports given on its authority as experts in auditing and accounting.

                              STOCKHOLDER PROPOSALS

         High Yield Fund will continue to hold annual meetings only if the Reorganization is not approved. If the Reorganization is approved, High Yield Fund will be liquidated. Any stockholder who wishes to submit proposals to be considered at the next annual stockholders' meeting (if held) must submit such proposal to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, stockholder proposals must be received by the Fund no later than June 1, 2000 and must satisfy other requirements of the federal securities laws.

         Plus Fund will continue to hold annual meetings whether or not the Reorganization is approved. Any stockholder who wishes to submit proposals to be considered at the next annual stockholders' meeting must submit such proposal to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, stockholder proposals must be received by the Fund no later than March 30, 2000 and must satisfy other requirements of the federal securities laws.


                     ADDITIONAL INFORMATION ABOUT BOTH FUNDS

PORTFOLIO SECURITIES

         The following summarizes some of the characteristics of securities in which the Funds may invest. See the SAI for more information.

         DEBT OBLIGATIONS; LOWER-RATED SECURITIES. The lower-rated securities in which the Funds may invest are debt obligations, including bonds, debentures, notes, corporate loans and similar instruments and securities, and are generally unsecured. Mortgage and asset-backed securities are types of debt obligations, and income-producing, non-convertible preferred stocks may be treated as debt obligations for the Fund's investment purposes. Debt obligations are used by private and public issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Debt obligations are subject to varying degrees of risk of loss, and the prices (I.E., market values) of debt obligations fluctuate to varying degrees in response to changes in market interest rates.

         Investments in lower-rated securities are subject to a greater price volatility and a greater risk of loss than higher-rated investments and are considered by Rating Agencies to be predominantly speculative, with limited protection of interest and principal payments. The lower-rated securities in which the Funds may invest include securities that are in default or that face the risk of default with respect to payments of principal or interest. Lower-rated securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities are subject to higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to negative publicity or investor perceptions. During periods of economic downturn, issuers of lower-rated income securities, especially highly leveraged issuers, may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and they may be unable to repay debt at maturity by refinancing. The risk of loss due to payment defaults by these issuers is significantly greater because lower-rated securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         In order for a Fund to enforce its rights in the event of a default on lower-rated securities, the Fund may be required to take possession of and manage collateral securing the issuer's obligations. This may increase the Fund's operating expenses and adversely affect the Fund's net asset value. The Funds may also be limited in their ability to enforce their rights and may incur greater costs in enforcing their rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds may be required to participate in a restructuring of the obligation.

         The Funds are also subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by securities of bankrupt issuers will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving these securities or a payment of some amount in satisfaction of the obligation). If the Funds participate in negotiations of any exchange offer or plan of reorganization with respect to the issuer of these securities, the Funds may be restricted from disposing of the securities that they hold until the exchange offer or reorganization of the bankrupt issuer is completed. In addition, even if an exchange offer is made or plan of reorganization is adopted for these bankrupt issuers, securities or other assets received by the Funds as a part of an exchange offer or plan of reorganization may have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities that the Funds receive upon completion of an exchange offer or plan of reorganization may be restricted as to resale.

         Some or all of the securities in which the Funds may invest may, when purchased, be illiquid or may subsequently become illiquid. In many cases, lower-rated income securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under the securities laws. It may be more difficult to determine the fair value of such securities for purposes of computing a Fund's NAV. Like higher-rated income securities, lower-rated income securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower-rated income securities market, and that market may be less liquid than the market for higher-rated income securities, even under normal economic conditions. As a result, during periods of high demand in the lower-rated securities market, it may be difficult to acquire lower-rated securities that are appropriate for investment by the Funds. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower-rated securities market and may cause the prices that the Funds receive for its lower-rated income securities to be reduced. In addition, the Funds may experience difficulty in liquidating a portion of their portfolios when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Funds' portfolio instruments than in the case of instruments trading in a more liquid market.

         CORPORATE LOANS. The Funds may invest in loans extended to corporate borrowers by commercial banks and other financial institutions ("Corporate Loans"). As in the case of other lower-rated securities, such Corporate Loans can be expected to provide higher yields than lower-yielding, higher-rated fixed income securities, but they may be subject to greater risk of loss of principal

                                       33-A
and interest. There are, however, some significant differences between Corporate Loans and other lower-rated securities. Corporate Loan obligations are frequently secured by collateral pledged by the borrower, and investors in Corporate Loans frequently benefit from debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give
Corporate Loan investors preferential treatment (at least with respect to the collateral) over other creditors of the borrower in the event of its insolvency. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full or that the holders of such Corporate Loans will not experience delays in receiving payment. Corporate Loans generally bear interest at variable rates that are set at a specified "spread" above a base lending rate, such as the prime rate of a U.S. bank, which may fluctuate on a day-to-day basis, or above an established index, such as the London Interbank Offered Rate ("LIBOR"), which is adjusted at set intervals (typically 30 days, but generally not more than one year). Consequently, the value of Corporate Loans held by the Funds may be expected to fluctuate less in response to changes in market interest rates than would fixed-rate securities. However, the secondary market for Corporate Loans is not as well developed as the secondary market for other lower-rated securities, and reliable valuation information about Corporate Loans may be harder to obtain. Therefore, a Fund may have difficulty liquidating and valuing the Corporate Loans that it holds.

         Generally, Corporate Loans are originated through a lending syndicate in which a bank acts as an administrative agent on behalf of the other lenders to negotiate the loan terms and assumes certain loan servicing responsibilities. The Funds' investments in Corporate Loans normally are through assignments of or participations in all or a portion of another lender's interest in a Corporate Loan. Participations typically result in the Funds having a contractual relationship only with the lender, not with the borrower. In a participation, the Funds are entitled to receive agreed-upon portions of payments of principal, interest and any loan fees by the lender only when and if those payments are received. Also, the Funds might not directly benefit from any collateral supporting the Corporate Loan. As a result, the Funds assume the credit risk of both the borrower and the lender that sold the participation. If the lender becomes insolvent, the Funds might be treated as a general creditor of the lender and might not benefit from any set-off between the lender and the borrower. In an assignment, the Funds are entitled to receive payments directly from the borrower and, therefore, do not depend on the assigning lender to pass those payments on to the Funds. However, in an assignment, the Funds may have greater direct responsibilities with respect to collection of principal and interest and the enforcement of its rights.

         EQUITY SECURITIES. High Yield Fund may acquire equity securities (including common stocks, rights and warrants for equity and debt securities) only when they are attached to debt securities or as part of a unit including debt securities, or in connection with a conversion or exchange of debt securities. Plus Fund may invest in these equity securities as well as in equity securities of lower-rated or comparable issuers (issuers whose debt securities are lower-rated or who Mitchell Hutchins determines to be of comparable quality). These equity securities may include common and preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks represent an ownership interest in a company. Preferred stock has certain fixed-income features, like debt securities, but is actually equity in a company. The prices of equity securities generally fluctuate more than debt securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company.

         Warrants are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT PRACTICES

         The Funds may engage in the following investment practices, each of which may involve certain risks.

         LENDING OF PORTFOLIO SECURITIES. Each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Funds' custodian bank in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each Fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including shares of other investment companies. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins considers, and during the period of the loan monitors, relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund retains authority to terminate any of its loans at any time. Each Fund may pay reasonable fees in connection with a loan and may pay the borrower or a placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each Fund receives amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in each Fund's interest.

         Pursuant to procedures adopted by each Fund's Board of Directors governing each Fund's securities lending program, PaineWebber has been retained to serve as lending agent for each Fund. Each Board has also authorized the payment of fees, calculated as a percentage of each Fund's securities lending revenues, to PaineWebber for these services. Each Board periodically reviews the portfolio securities loan transactions for which PaineWebber acts as lending agent.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase debt securities on a "when-issued" basis or may purchase or sell debt securities on a "delayed delivery" basis, i.e., for issuance or delivery to the Fund later than the normal settlement date for such securities at a stated price and yield. The Funds generally do not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risk of price fluctuation. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian sets aside in a segregated account, cash or liquid securities, marked-to-market daily, in an amount at least equal to the amount of the commitment. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its NAV per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

         FORWARD COMMITMENTS. Each Fund may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time ("forward commitments") without its doing so being considered leverage if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities that it owns. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring portfolio securities, each Fund may dispose of a commitment prior to settlement if Mitchell Hutchins deems it appropriate to do so. Each Fund may realize short-term capital gains or losses upon the sale of forward commitments.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell the securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Fund enters into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors.

         ILLIQUID SECURITIES. Some or all of the securities in which each Fund invests may, when purchased, be illiquid or may subsequently become illiquid. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors. To the extent a Fund invests in illiquid securities, the Fund may not be able to readily liquidate such investments, and would have to sell other investments if necessary to raise cash to meet its obligations.

         Each Board of Directors has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by each Board. Mitchell Hutchins will take into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers for the security and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited, and the mechanics of transfer). Mitchell Hutchins will monitor the liquidity of restricted securities in each Fund's portfolio and report periodically on such decisions to each Board of Directors.

         HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Fund may attempt to reduce the overall risk of its investments (hedge) by using options, futures contracts, options on futures contracts, forward currency contracts and interest rate swap transactions and may use options (both exchange-traded and OTC), futures contracts, options on futures contracts and forward currency contracts to attempt to enhance income, realize gains or manage the Fund's foreign currency exposure. A Fund's ability to use these derivative instruments may be limited by market conditions, regulatory limits and tax considerations. The SAI contains further information on these derivative instruments.

         Each Fund may enter into forward currency contracts, buy and sell foreign currency, debt and equity security index and interest rate futures contracts, write covered put and call options and buy and sell put and call options on securities, debt and equity security indices, foreign currencies and such futures contracts. A Fund may enter into options, futures, forward currency contracts and swap transactions that approximate (but do not exceed) the full value of its portfolio, at which point up to 100% of the Fund's portfolio assets would be subject to the risks associated with the use of these instruments.

         Each Fund may enter into swap transactions, including interest rate swaps and interest rate caps, floors and collars, for hedging or other risk management purposes. For example, a Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will enter into swap transactions only with banks and recognized securities dealers or their respective affiliates that are believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board of Directors.

         Each Fund might not employ any of the derivative instruments or strategies described above, and there can be no assurance that any derivative instrument or strategy used will succeed. If Mitchell Hutchins incorrectly forecasts interest rates, currency exchange rates, market values or other economic factors in utilizing a derivative instrument for a Fund, the Fund might have been in a better position had it not hedged at all. The use of derivative instruments and strategies involves certain special risks, including (1) the fact that skills needed to use derivative instruments are different from those needed to select a Fund's securities, (2) possible imperfect correlation, or even no correlation, between price movements of these derivative instruments and price movements of the investments being hedged, (3) the fact that, while derivative instruments and strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with derivative instruments and the possible inability of the Fund to close out or to liquidate its hedged position.

         New financial products and risk management techniques continue to be developed. Each Fund may use these new products and techniques to the extent consistent with its investment objectives and with regulatory and federal tax considerations.

TEMPORARY AND DEFENSIVE STRATEGIES AND BORROWINGS

         Each Fund may implement various temporary or defensive strategies at times when Mitchell Hutchins determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its stockholders. When unusual market or economic conditions occur, Plus Fund may, for temporary defensive purposes, invest up to 100% of its total assets or, for liquidity purposes, invest up to 35% of its total assets, in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, bankers' acceptances or other bank obligations, commercial paper or other income securities deemed by Mitchell Hutchins to be consistent with a defensive posture, or it may hold cash. At such times, Mitchell Hutchins may temporarily implement various alternative strategies for High Yield Fund, designed primarily to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, High Yield Fund may invest in money market instruments of all types and higher-quality debt securities. These strategies may include an increase in the portion of the Funds' assets invested in higher-quality debt securities, which generally have lower yields than do lower-rated securities.

         In addition to its authority to use leverage up to an amount equal to 33 1/3% of its total assets (including the amount of leverage), Plus Fund may borrow money for temporary or emergency purposes (e.g., settlement and clearance of securities transactions and payments of dividends to common or any preferred stockholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed for this purpose). High Yield Fund also may borrow money for temporary or emergency purposes (e.g., clearance of transactions or payments of dividends to stockholders) in an amount not exceeding 10% of the value of the Fund's total assets (not including the amount borrowed).

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION

         Each Fund presently has provisions in its Articles of Incorporation that have the effect of limiting (1) the ability of other entities or persons to acquire control of the Fund, (2) the Fund's freedom to engage in certain transactions, and (3) the ability of the Fund's directors or stockholders to amend the Articles of Incorporation. These provisions of the Articles of Incorporation may be regarded as "anti-takeover" provisions. Under Maryland law and each Fund's Articles of Incorporation, the affirmative vote of the holders of at least a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In addition, the affirmative vote of the holders of at least 66 2/3% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of a Fund's capital stock is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

                  (1) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

                  (2) issuance of any securities of the Fund to any person or entity for cash;

                  (3) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $l,000,000); or

                  (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of each Fund (a "Principal Stockholder"). A similar vote also would be required for any amendment of the Articles of Incorporation to convert a Fund to an open-end investment company by making any class of each Fund's capital stock a "redeemable security," as that term is defined in the 1940 Act. Such vote would not be required with respect to any of the foregoing transactions, however, when, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets or the conversion of the Fund to an open-end investment company, the affirmative vote of the holders of a majority of the outstanding shares of the Fund's capital stock would nevertheless be required. Reference is made to the Articles of Incorporation of each Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Articles of Incorporation described above and each Fund's right to repurchase or make a tender offer for its shares could have the effect of depriving the stockholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of each Fund in a tender offer or similar transaction. See "Additional Information About Both Funds-Stock Repurchases and Tender Offers." The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal
Stockholder. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objective and policies. Each Fund's Board of Directors has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

DESCRIPTION OF CAPITAL STOCK

         Plus Fund is authorized to issue 200 million shares of capital stock, $0.001 par value. High Yield Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which currently is classified as common stock. The Board of Directors of each Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The information contained under this heading is subject to the provisions contained in each Fund's Articles of Incorporation and Bylaws.

         COMMON STOCK. Each Fund's shares of common stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of common stock are fully paid and non-assessable. Stockholders are entitled to one vote per share, with fractional votes for fractional shares. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

         Under the rules of the NYSE applicable to listed companies, each Fund normally is required to hold an annual meeting of stockholders in each year. If a Fund is converted to an open-end investment company or if for any other reason the Fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Fund may decide not to hold annual meetings of stockholders.

         Any additional offerings of the common stock, if made, will require approval of the relevant Fund's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.

         The  following   chart   indicates  the  shares  of  the  common  stock
outstanding for each Fund as of January 31, 2000:


                                                                                                       Amount Outstanding
                                                                                Amount Held by         Exclusive of Amount
                                                                            Registrant or for Its     Held by Registrant or
 Fund                      Title of Class           Amount Authorized              Account               for Its Account
 ----                      --------------           -----------------              --------              ---------------
Plus Fund                  Common Stock               200,000,000                     0                     31,858,628

High Yield Fund            Common Stock               100,000,000                     0                     6,031,667

         STOCK REPURCHASES AND TENDER OFFERS. In recognition of the possibility that the common stock might trade at a discount from NAV and that any such discount may not be in the best interest of stockholders, each Fund's Board of Directors has determined that it will from time to time consider taking action to attempt to reduce or eliminate any discount. To that end, each Board may, in consultation with Mitchell Hutchins, from time to time consider action either to repurchase Fund shares in the open market or to make a tender offer for Fund shares at their NAV. Each Board currently intends at least annually to consider making such open market repurchases or tender offers and at such time may consider such factors as the market price of the Fund's shares, the NAV of the shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. Under certain circumstances, it is possible that open market repurchases or tender offers may constitute distributions under the Code to the remaining stockholders of the Fund. Each Board may at any time, however, decide that the Fund should not repurchase shares or make a tender offer. Each Fund may borrow to finance repurchases and tender offers. Interest on such borrowings will reduce the Fund's net income.

         There is no assurance that repurchases or tender offers will result in Fund shares trading at a price that is equal or close to its net asset value per share. The market price of a Fund's shares will be determined by, among other things, the relative demand for and supply of such shares in the market, each Fund's investment performance, each Fund's dividends and yield and investor perception of each Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that each Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between the market price of the common stock and NAV per share. In the opinion of Mitchell Hutchins, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

         Although each Board of Directors believes that stock repurchases and tender offers generally would have a favorable effect on the market price of the common stock, it should be recognized that a Fund's acquisition of shares of the common stock would decrease each Fund's total assets and, therefore, have the effect of increasing each Fund's expense ratio. In addition, such acquisition would have the effect of decreasing asset coverage with respect to any leverage being used by Plus Fund. Because of the nature of each Fund's investment objective, policies and portfolio, under current market conditions, Mitchell Hutchins anticipates that repurchases and tender offers generally should not have a material, adverse effect on a Fund's investment performance and that Mitchell Hutchins generally should not have any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tender offers; however, this may not always be the case.

         Any tender offer made by a Fund for shares of the common stock generally would be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer would be made, and the stockholders would be notified, in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. Each offering document would contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Each person tendering shares would pay to the Fund's Transfer Agent a service charge to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Any such service charge would be paid directly by the tendering stockholder and would not be deducted from the proceeds of the purchase. The Fund's Transfer Agent would receive the fee as an offset to these costs. The Fund expects that the costs of effecting a tender offer would exceed the aggregate of all service charges received from those who tender their shares. Costs associated with the tender would be charged against capital.

         Tendered shares of common stock that have been accepted and purchased by a Fund will be held in the Fund's treasury until retired by a Board of Directors. If tendered shares are not retired, the Fund may hold, sell or otherwise dispose of the shares for any lawful corporate purpose as determined by each Board.

         CONVERSION TO OPEN-END INVESTMENT COMPANY. Each Fund's Board of Directors will consider from time to time whether it would be in the best interests of the Fund and its stockholders to convert the Fund to an open-end investment company. If a Board of Directors determines that such a conversion would be in the best interests of the Fund and its stockholders and is consistent with the 1940 Act, the Board will submit to the Fund's stockholders, at the next succeeding annual or special meeting, a proposal to amend the Fund's Articles of Incorporation to so convert the Fund. Such amendment would provide that, upon its adoption by the holders of at least a majority of the Fund's outstanding shares entitled to vote thereon, the Fund would convert from a closed-end to an open-end investment company. If a Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of common stock, and each such share could be presented to the Fund at the option of the holder thereof for redemption at a price based on the then current NAV per share. In such event, the Fund could be required to liquidate portfolio securities to meet requests for redemption, the common stock would no longer be listed on the NYSE and certain investment policies of each Fund would require amendment. Plus Fund would also be required to redeem any outstanding preferred stock and any indebtedness not constituting bank loans, which could eliminate or alter Plus Fund's leveraged capital structure.

         In considering whether to propose that a Fund convert to an open-end investment company, the relevant Board of Directors will consider various factors, including, without limitation, the potential benefits and detriments to the Fund and its stockholders of conversion, the potential alternatives and the benefits and detriments associated therewith, and the feasibility of conversion given, among other things, the Fund's investment objective and policies. In the event of a conversion to an open-end investment company, a Fund may charge fees in connection with the sale or redemption of its shares. There can be no assurance that either Board will conclude that such a conversion is in the best interest of the Fund or its stockholders. As an open-end investment company, a Fund may reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's NAV. If payment is made in securities, a stockholder may incur brokerage expenses in converting these securities into cash.

TAXATION

         Each Fund intends to continue to qualify for treatment as a RIC. For each taxable year that a Fund so qualifies, the Fund (but not its stockholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its stockholders.

         Dividends from a Fund's investment company taxable income (whether received in cash or reinvested in additional Fund shares) generally are taxable to stockholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether received in cash or reinvested in additional Fund shares) are taxable to stockholders as long-term capital gain, regardless of how long they have held their Fund shares.

         A participant in either Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Fund shares on his or her behalf, including a PRO RATA portion of the brokerage fees incurred by the Transfer Agent. Distributions by a Fund to stockholders in any year that exceed its earnings and profits generally may be applied by each stockholder against his or her basis for Fund shares and will be taxable to any stockholder only to the extent the distributions to the stockholder exceed the stockholder's basis for his or her Fund shares.

         An investor should be aware that, if Fund shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution. Stockholders who are not liable for tax on their income and whose shares are not debt-financed are not required to pay tax on dividends or other distributions they receive from the Funds.

         Each Fund notifies its stockholders following the end of each calendar year of the amounts of dividends and capital gain distributions it paid (or deemed paid) that year.

         Upon a sale or exchange of Fund shares (including a sale pursuant to a share repurchase or tender offer by a Fund), a stockholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the shares and the amount realized. Any such gain or loss (1) will be treated as a capital gain or loss if the shares are capital assets in the stockholder's hands and (2) if the shares have been held for more than one year, will be long-term capital gain or loss; provided that any loss realized on a sale or exchange of Fund shares that were held for six months or less will be treated as a long-term, rather than as a short-term, capital loss to the extent of any capital gain distributions received thereon. A loss realized on a sale or exchange of Fund shares will be disallowed to the extent those shares are replaced by other Fund shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (which could occur, for example, as the result of participation in a Reinvestment
Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

         Each Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As holders of such securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on it during the year. A Fund also must include in gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the distribution requirement imposed on RICs and to avoid imposition of a 4% excise tax (see "Taxation" in the SAI), a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Funds' cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease their investment company taxable income and/or net capital gain.

         Each Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate stockholders who do not provide the Fund with a correct taxpayer identification number. Each Fund is also required to withhold 31% of all dividends and capital gain distributions payable to those stockholders who otherwise are subject to backup withholding.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their stockholders. There may be other federal, state or local tax considerations applicable to a particular stockholder. Stockholders are urged to consult their tax advisers.

                                   APPENDIX A


          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


        THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of _______, 2000, between Managed High Yield Plus Fund Inc. ("Acquiring Fund") and Managed High Yield Fund Inc. ("Target"), both Maryland corporations. (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

        The Funds desire to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.001 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO RATA to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

        Each Fund is a closed-end fund with a single class of shares that are currently purchased and sold on the New York Stock Exchange ("NYSE").

        In consideration of the mutual promises contained herein, the parties agree as follows:

1.      PLAN OF REORGANIZATION AND TERMINATION

        1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor -

             (a) to issue and deliver to Target the number of full Acquiring Fund Shares (plus fractional Acquiring Fund shares (rounded to the third decimal place) for Stockholders (as defined in paragraph 1.5) that at the Effective Time (as defined in paragraph 3.1), participate in Target's Dividend Reinvestment Plan ("DRP Stockholders") and cash in lieu of any fractional shares with respect to Stockholders that are not DRP Stockholders), determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

             (b)  to assume all of Target's liabilities described  in  paragraph
        1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

        1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time.

        1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

        1.4. At or immediately before the Effective Time, Target shall declare and pay to its stockholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

        1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares and cash it receives pursuant to paragraph 1.1 to its stockholders of record, determined as of the Effective Time (each a "Stockholder" and collectively "Stockholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Stockholders' names and transferring such Acquiring Fund Shares thereto. Each Stockholder's account shall be credited with the respective PRO RATA number of full Acquiring Fund Shares (plus fractional Acquiring Fund shares (rounded to the third decimal point) for DRP Stockholders and cash in lieu of any fractional Acquiring Fund Shares for all other Stockholders) due that Stockholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books.

         1.6. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such distribution. After the Effective Time, each holder of an outstanding certificate or certificates formerly representing Target shares ("Old Certificate(s)") will be entitled to receive, upon surrender of his or her Old Certificate(s), a certificate representing the Acquiring Fund Shares distributable with respect to such holder's Target Shares. Promptly after the Effective Time, the Transfer Agent shall mail to each holder of Old Certificate(s) instructions and a letter of transmittal for use in surrendering those certificate(s) for a certificate representing the Acquiring Fund Shares and cash in lieu of any fractional Acquiring Fund Shares if appropriate. Although from and after the Effective Time, Old Certificates will be deemed for all purposes to evidence ownership of Acquiring Fund Shares distributable with respect thereto in the Reorganization, until a holder of Old Certificate(s) surrenders them, no dividends payable to the holders of record of Acquiring Fund Shares as of any date subsequent to the Effective Time shall be paid to such holder. If, after the Effective Time, Old Certificates are presented to Acquiring Fund, such certificates will be canceled and exchanged for certificates representing the number of distributable Acquiring Fund shares with respect thereto in the Reorganization.

        1.7. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

        1.8. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

        1.9. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.      VALUATION

        2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the NYSE on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its stockholders, less (b) the amount of the Liabilities as of the Valuation Time.

        2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's most recent annual report to its stockholders.

        2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3.      CLOSING AND EFFECTIVE TIME

        3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on ________, 2000, or at such other place and/or on such other date as to which the Funds may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Funds may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

        3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

        3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Stockholders and the number of outstanding Target Shares owned by each Stockholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Stockholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Fund or its counsel may reasonably request.

        3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. Target represents and warrants as follows:

             4.1.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Department of Assessments and Taxation of that state;

             4.1.2. Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

             4.1.3. Target is duly registered under the Securities Exchange Act of 1934, as amended ("1934 Act") , and such registration will be in full force and effect at the Effective Time;

             4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

             4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

             4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

             4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's stockholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.1.9. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's stockholders;

             4.1.10. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the 1934 Act, or the 1940 Act, for the execution or performance of this Agreement by Target, except for (a) the filing with the
        Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;


             4.1.11. On the effective date of the Registration Statement, at the time of the stockholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

             4.1.12. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1999, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target operations;

             4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

             4.1.14. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

             4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

             4.1.16. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.1.17. Target's financial statements for the year ended July 31, 1999, to be delivered to Acquiring Fund, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

        4.2. Acquiring Fund represents and warrants as follows:

             4.2.1. Acquiring Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the State Department of Assessments and Taxation of that state;

             4.2.2.  Acquiring   Fund  is  duly   registered   as  a  closed-end
        management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

             4.2.3. Acquiring Fund is duly registered under the 1934 Act, and such registration will be in full force and effect at the Effective Time;

             4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

             4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

             4.2.6. Acquiring Fund's prospectus and statement of additional information included on Form N-14 conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Acquiring Fund's Articles of Incorporation or Amended and Restated Bylaws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

             4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act, for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and
        (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

             4.2.11. On the effective date of the Registration Statement, at the time of the stockholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

             4.2.12. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

             4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization other than in the ordinary course of business pursuant to its Dividend Reinvestment Plan; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Stockholders pursuant to the Reorganization;

             4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; furthermore, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and
        (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

             4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

             4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

             4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

             4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended May 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.2.19. Acquiring Fund's financial statements for the year ended May 31, 1999, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

             4.3. Each Fund represents and warrants as follows:

             4.3.1. The fair market value of the Acquiring Fund Shares received by each Stockholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

             4.3.2. Its management is unaware of any plan or intention of Stockholders to sell or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

             4.3.3. The Stockholders will pay their own expenses, if any, incurred in connection with the Reorganization;

             4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

             4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

             4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

             4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts (a) paid by Target to Stockholders who receive cash or other property (whether in lieu of fractional shares or otherwise) and (b) used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

             4.3.8. None of the compensation received by any Stockholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Stockholder; none of the Acquiring Fund Shares received by any such Stockholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Stockholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

             4.3.9. Cash is being distributed to the Stockholders that are not DRP Stockholders in lieu of fractional Acquiring Fund Shares solely to save Acquiring Fund the expense and inconvenience of issuing and transferring fractional shares to those stockholders; that distribution does not represent separately bargained-for consideration in the Reorganization. The total cash consideration paid to those Stockholders instead of issuing fractional Acquiring Fund Shares will not exceed 1% of the total consideration that will be issued to them in exchange for their Target Shares; and the fractional share interests of the Stockholders will be aggregated, and no Stockholder will receive cash in an amount equal to or greater than the value of one full Acquiring Fund Share;

             4.3.10. Immediately after the Reorganization, the Stockholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

             4.3.11. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

5.      COVENANTS

        5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that -

             (a)   such ordinary  course  will  include   declaring  and  paying
        customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

             (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's stockholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

        5.2. Target covenants to call a stockholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

        5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

        5.4. Target  covenants  that it will assist  Acquiring Fund in obtaining
information   Acquiring  Fund  reasonably  requests  concerning  the  beneficial ownership of Target Shares.

        5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

        5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

        5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

        5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

        5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.      CONDITIONS PRECEDENT

        Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

        6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's stockholders in accordance with its Articles of Incorporation, its By-laws, and applicable law.

        6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Fund may for itself waive any of such conditions.

        6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

        6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

             6.4.1. Acquiring Fund is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.4.3. The Acquiring Fund Shares to be issued and distributed to the Stockholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

             6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Articles of Incorporation or Amended and Restated Bylaws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

             6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and those that may be required under state securities laws;

             6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

        6.5. Acquiring   Fund  shall  have   received   an  opinion  of  Counsel
substantially to the effect that:

             6.5.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

             6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act, and those that may be required under state securities laws;

             6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

        6.6. Each Fund shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (which shall be treated for those purposes as being made to Counsel) or in separate letters addressed to Counsel and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

             6.6.1.  Acquiring  Fund's  acquisition  of the  Assets in  exchange solely for full and fractional Acquiring Fund Shares (plus cash in lieu of fractional shares) and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those full Acquiring Fund Shares PRO RATA to the Stockholders, those fractional Acquiring Fund Shares to DRP Stockholders, and such cash to the remaining Stockholders, constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares (plus cash in lieu of fractional shares) and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares and cash to the Stockholders in constructive exchange for their Target Shares;

             6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares (plus cash in lieu of fractional shares) and its assumption of the Liabilities;

             6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

             6.6.5. A Stockholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares, except with respect to cash received in lieu of a fractional Acquiring Fund share pursuant to the Reorganization; and

             6.6.6.  A  Stockholder's  aggregate  basis for the  Acquiring  Fund
        Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, decreased by any cash received, and increased by any gain recognized, on the exchange; and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Stockholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Stockholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Fund may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its stockholders' interests.

7.      BROKERAGE FEES AND EXPENSES

        7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

7.2. Each Fund will bear its own Reorganization Expenses.

8.      ENTIRE AGREEMENT; NO SURVIVAL

        Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.      TERMINATION OF AGREEMENT

        This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's stockholders:

        9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, (c) if its Board, in the Board's sole discretion, determines that proceeding with the Reorganization would not be in the best interest of its stockholders, or (d) if the Closing has not occurred on or before _________, 2000; or

        9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or (d) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.     AMENDMENT

        This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's stockholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Stockholders' interests.

11.     MISCELLANEOUS

        11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

        11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

        11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             MANAGED HIGH YIELD FUND INC.




---------------------------         By: -----------------------------
Secretary                                     President



ATTEST:                             MANAGED HIGH YIELD PLUS FUND INC.




 ---------------------------        By: -----------------------------
Secretary                                     President

                                   APPENDIX B

  BOARD MEMBERS AND OFFICERS OF MANAGED HIGH YIELD AND MANAGED HIGH YIELD PLUS

      The following is a list of the present Board Members and the Officers of both Funds, their ages, business addresses and a description of their principal occupations during the past five years:



                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

Margo N. Alexander**; 52       Director and  Mrs. Alexander is chairman
                                 President   (since March 1999), chief
                                             executive officer and a
                                             director of Mitchell Hutchins
                                             (since January 1995) and also
                                             an executive vice president
                                             and a director of PaineWebber
                                             Incorporated ("PaineWebber")
                                             (since March 1984). Mrs.
                                             Alexander is president and a
                                             director or trustee of 32
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Richard Q. Armstrong; 64         Director    Mr. Armstrong is chairman and
R.Q.A. Enterprises                           principal of R.Q.A Enterprises
One Old Church Road                          (management consulting firm)
Unit #6                                      (since April 1991 and
Greenwich, CT 06830                          principal occupation since
                                             March 1995). Mr. Armstrong was
                                             chairman of the board, chief
                                             executive officer and co-owner of
                                             Adirondack Beverages (producer and
                                             distributor of soft drinks and
                                             sparkling/still waters) (October
                                             1993-March 1995). He was a partner
                                             of the New England Consulting Group
                                             (management consulting firm)
                                             (December 1992-September 1993). He
                                             was managing director of LVMH U.S.
                                             Corporation (U.S. subsidiary of the
                                             French luxury goods conglomerate,
                                             Louis Vuitton Moet Hennessey
                                             Corporation) (1987-1991) and

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             chairman of its wine and spirits
                                             subsidiary, Schieffelin & Somerset
                                             Company (1987-1991). Mr. Armstrong
                                             is a director or trustee of 31
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber or
                                             one of their affiliates serves as
                                             investment adviser.

E. Garrett Bewkes, Jr.**; 73   Director and  Mr. Bewkes is a director of
                               Chairman of   Paine Webber Group Inc. ("PW
                                the Board    Group") (holding company of
                                             PaineWebber and Mitchell
                                             Hutchins). Prior to December
                                             1995, he was a consultant to
                                             PW Group. Prior to 1988, he
                                             was chairman of the board,
                                             president and chief executive
                                             officer of American Bakeries
                                             Company. Mr. Bewkes is a
                                             director of Interstate
                                             Bakeries Corporation. Mr.
                                             Bewkes is a director or
                                             trustee of 35 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Richard R. Burt; 53              Director    Mr. Burt is chairman of IEP
1275 Pennsylvania Ave.,                      Advisors, LLP (international
N.W., Washington, D.C. 20004                 investments and consulting
                                             firm) (since March 1994) and a
                                             partner of McKinsey & Company
                                             (management consulting firm) (since
                                             1991). He is also a director of
                                             Archer-Daniels-Midland Co.
                                             (agricultural commodities),
                                             Hollinger International Co.
                                             (publishing), Homestake Mining
                                             Corp. (gold mining) and Weirton
                                             Steel Corp (makes and finishes
                                             steel products) (since April 1996)
                                             and vice chairman of Anchor Gaming
                                             (provides technology to gaming and
                                             wagering industry) (since July
                                             1999). He was the chief negotiator
                                             in the Strategic Arms Reduction

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             Talks with the former Soviet Union
                                             (1989-1991) and the U.S. Ambassador
                                             to the Federal Republic of Germany
                                             (1985-1989). Mr. Burt is a director
                                             or trustee of 31 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

Mary C. Farrell**; 50            Director    Ms. Farrell is a managing
                                             director, senior investment
                                             strategist and member of the
                                             Investment Policy Committee of
                                             PaineWebber. Ms. Farrell
                                             joined PaineWebber in 1982.
                                             She is a member of the
                                             Financial Women's Association
                                             and Women's Economic
                                             Roundtable and appears as a
                                             regular panelist on Wall
                                             $treet Week with Louis
                                             Rukeyser. She also serves on
                                             the Board of Overseers of New
                                             York University's Stern School
                                             of Business.  Ms. Farrell is a
                                             director or trustee of 30
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Meyer Feldberg; 57               Director    Mr. Feldberg is Dean and
Columbia University                          Professor of Management of the
101 Uris Hall                                Graduate School of Business,
New York, New York 10027                     Columbia University. Prior to
                                             1989, he was president of the
                                             Illinois Institute of Technology.
                                             Dean Feldberg is also a director of
                                             Primedia Inc. (publishing),
                                             Federated Department Stores, Inc.
                                             (operator of department stores) and
                                             Revlon, Inc. (cosmetics). Dean
                                             Feldberg is a director or trustee
                                             of 34 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as investment
                                             adviser.

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

George W. Gowen; 70              Director    Mr. Gowen is a partner in the
666 Third Avenue                             law firm of Dunnington,
New York, New York 10017                     Bartholow & Miller. Prior to
                                             May 1994, he was a partner in the
                                             law firm of Fryer, Ross & Gowen.
                                             Mr. Gowen is a director or trustee
                                             of 34 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as investment
                                             adviser.

Frederic V. Malek; 63            Director    Mr. Malek is chairman of
1455 Pennsylvania Avenue, N.W.               Thayer Capital Partners
Suite 350                                    (merchant bank) and chairman
Washington, D.C. 20004                       of Thayer Hotel Investors II
                                             and Lodging Opportunities Fund
                                             (hotel investment
                                             partnerships). From January
                                             1992 to November 1992, he was
                                             campaign manager of
                                             Bush-Quayle `92. From 1990 to
                                             1992, he was vice chairman
                                             and, from 1989 to 1990, he was
                                             president of Northwest
                                             Airlines Inc. and NWA Inc.
                                             (holding company of Northwest
                                             Airlines Inc.). Prior to 1989,
                                             he was employed by the
                                             Marriott Corporation (hotels,
                                             restaurants, airline catering
                                             and contract feeding), where
                                             he most recently was an
                                             executive vice president and
                                             president of Marriott Hotels
                                             and Resorts.  Mr. Malek is
                                             also a director of Aegis
                                             Communications, Inc.
                                             (tele-services), American
                                             Management Systems, Inc.
                                             (management consulting and
                                             computer-related services),
                                             Automatic Data Processing,
                                             Inc. (computing services), CB
                                             Richard Ellis, Inc. (real
                                             estate services), FPL Group,
                                             Inc. (electric services),
                                             Global Vacation Group (packaged
                                             vacations), HCR/Manor Care, Inc.
                                             (health  care), SAGA Systems, Inc.
                                             and Northwest Airlines Inc. Mr
                                             Malek is a director or trustee
                                             of 31 investment companies for

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as
                                             investment adviser.

Carl W. Schafer; 64              Director    Mr. Schafer is president of
66 Witherspoon Street                        the Atlantic Foundation
#1100                                        (charitable foundation
Princeton, NJ 08542                          supporting mainly
                                             oceanographic exploration and
                                             research).  He also is a
                                             director of Labor Ready, Inc.
                                             (temporary employment),
                                             Roadway Express, Inc.
                                             (trucking), The Guardian Group
                                             of Mutual Funds, the Harding,
                                             Loevner Funds, E.I.I. Realty
                                             Trust (investment company),
                                             Evans Systems, Inc. (motor
                                             fuels, convenience store and
                                             diversified company),
                                             Electronic Clearing House,
                                             Inc. (financial transactions
                                             processing), Frontier Oil
                                             Corporation and Nutraceutix,
                                             Inc. (biotechnology company).
                                             Prior to January 1993, he was
                                             chairman of the Investment
                                             Advisory Committee of the
                                             Howard Hughes Medical
                                             Institute. Mr. Schafer is a
                                             director or trustee of 31
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Brian M. Storms**; 45            Director    Mr. Storms is president and
                                             chief operating officer of
                                             Mitchell Hutchins (since March
                                             1999).  Mr. Storms was
                                             president of Prudential
                                             Investments (1996-1999).
                                             Prior to joining prudential,
                                             he was a managing director at
                                             Fidelity Investments.  Mr.
                                             Storms is a director or
                                             trustee of 31 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

James F. Keegan; 39           Vice President Mr. Keegan is a senior vice
                                             president and a portfolio manager
                                             of Mitchell Hutchins. Prior to
                                             March 1996, he was director of
                                             fixed income strategy and research
                                             of Merrion Group, L.P. From 1987 to
                                             1994, he was a vice president of
                                             global investment management of
                                             Bankers Trust. Mr. Keegan is a vice
                                             president of four investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

John J. Lee; 31               Vice President Mr. Lee is a vice president
                                    and      and a manager of the mutual
                                 Assistant   fund finance department of
                                 Treasurer   Mitchell Hutchins. Prior to
                                             September 1997, he was an audit
                                             manager in the financial services
                                             practice of Ernst & Young LLP.
                                             Mr. Lee is a vice president
                                             and assistant treasurer of 32
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Dennis McCauley; 53           Vice President Mr. McCauley is a managing
                                             director and chief investment
                                             officer--fixed income of
                                             Mitchell Hutchins.  Prior to
                                             December 1994, he was director
                                             of fixed income investments of
                                             IBM Corporation.  Mr. McCauley
                                             is a vice president of 22
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Ann E. Moran; 42              Vice President Ms. Moran is a vice president
                                    and      and a manager of the mutual
                                 Assistant   fund finance department of
                                 Treasurer   Mitchell Hutchins. Ms. Moran
                                             is a vice president and assistant
                                             treasurer of 32 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one of
                                             their affiliates serves as
                                             investment adviser.

Dianne E. O'Donnell; 47       Vice President Ms. O'Donnell is a senior vice
                                    and      president and deputy general
                                 Secretary   counsel of Mitchell Hutchins.
                                             Ms. O'Donnell is a vice

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             president and secretary of 31
                                             investment companies and a
                                             vice president and assistant
                                             secretary of one investment
                                             company for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Emil Polito; 39               Vice President Mr. Polito is a senior vice
                                             president and director of
                                             operations and control for
                                             Mitchell Hutchins. Mr. Polito
                                             is a vice president of 32
                                             investment companies for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Victoria E. Schonfeld; 49     Vice President Ms. Schonfeld is a managing
                                             director and general counsel
                                             of Mitchell Hutchins since May
                                             1994 and a senior vice
                                             president of PaineWebber
                                             Incorporated since July 1995.
                                             Ms. Schonfeld is a vice
                                             president of 31 investment
                                             companies and a vice president
                                             and secretary of one
                                             investment company for which
                                             Mitchell Hutchins, PaineWebber
                                             or one of their affiliates
                                             serves as investment adviser.

Paul H. Schubert; 37          Vice President Mr. Schubert is a senior vice
                               and Treasurer president and the director of
                                             the mutual fund finance
                                             department of Mitchell
                                             Hutchins.  Mr. Schubert is a
                                             vice president and treasurer
                                             of 32 investment companies for
                                             which Mitchell Hutchins,
                                             PaineWebber or one of their
                                             affiliates serves as
                                             investment adviser.

Barney A. Taglialatela; 39    Vice President Mr. Taglialatela is a vice
                                    and      president and a manager of the
                                 Assistant   mutual fund finance department
                                 Treasurer   of Mitchell Hutchins. Prior to
                                             February 1995, he was a
                                             manager of the mutual fund
                                             finance division of Kidder
                                             Peabody Asset Management,

                                 POSITION         BUSINESS EXPERIENCE;
NAME AND ADDRESS*; AGE        WITH EACH FUND      OTHER DIRECTORSHIPS
----------------------        --------------      --------------------

                                             Inc.  Mr. Taglialatela is a
                                             vice president and assistant
                                             treasurer of 32 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

Keith A. Weller, 38           Vice President Mr. Weller is a first vice
                                    and      president and associate
                                 Assistant   general counsel of Mitchell
                                 Secretary   Hutchins.  Prior to May 1995,
                                             he was an attorney in private
                                             practice.  Mr. Weller is a
                                             vice president and assistant
                                             secretary of 31 investment
                                             companies for which Mitchell
                                             Hutchins, PaineWebber or one
                                             of their affiliates serves as
                                             investment adviser.

-------------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes, Ms. Farrell, and Mr. Storms are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

PROXY                                                                      PROXY

                                   APPENDIX C

                          MANAGED HIGH YIELD FUND INC.

                         SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MANAGED HIGH YIELD FUND INC. The undersigned hereby appoints as proxies ANDREW S. NOVAK and VICTORIA DRAKE and each of them (with the power of substitution) to vote for the undersigned all shares of common stock of the undersigned in Managed High Yield Fund Inc. at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed below. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO MANAGED HIGH YIELD FUND INC.

                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P. O. Box 9426, Wilmington, DE 19809-9038. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE:

PROPOSAL:                                    FOR   AGAINST     ABSTAIN

Approval  of the  Agreement  and Plan of
Reorganization   and  Termination   that     / /     / /          / /
provides  for  the   reorganization   of
Managed   High  Yield  Fund  Inc.   into
Managed High Yield Plus Fund Inc.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

                             YOUR VOTE IS IMPORTANT.
PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              This proxy will not be voted unless it is dated and signed exactly as instructed. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                                           Sign exactly as name appears hereon
                   _____________________________________________________(L.S.)
                   Signature
                   _____________________________________________________(L.S.)
                   Signature (if held jointly)

                   Date ________________________________________________, 2000



             PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                        MANAGED HIGH YIELD PLUS FUND INC.

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION


       This Statement of Additional Information relates specifically to the proposed Reorganization wherein Managed High Yield Plus Fund Inc. ("Plus Fund") would acquire all of the assets of the Managed High Yield Fund Inc. ("High Yield Fund") in exchange solely for shares of Plus Fund and the assumption by Plus Fund of all of High Yield Fund's liabilities.

      Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber, serves as investment adviser and administrator to Plus Fund and High Yield Fund. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated February ___, 2000, relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained without charge by calling toll-free [___________]. This Statement of Additional Information is dated ________ ___, 2000.


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Investment Objectives and Policies.............................................2
Hedging and Other Strategies Using Derivative Instruments.....................21
Directors and Officers........................................................31
Control Persons And Principal Holders Of Securities...........................32
Investment Advisory Arrangements..............................................32
Custodian And Independent Auditors............................................34
Portfolio Transactions........................................................34
Taxation......................................................................37
Additional Information........................................................40
Ratings Information...........................................................41
Pro Forma Financials..........................................................43

      The  following   supplements  the  information   contained  in  the  Proxy
Statement/Prospectus concerning Managed High Yield Plus Fund Inc. ("Plus Fund" or "Fund").

                       INVESTMENT OBJECTIVES AND POLICIES

LEVERAGE

         Plus Fund may borrow from affiliates of Mitchell Hutchins, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. The premise underlying the use of leverage is that the costs of leveraging generally will be based on short-term rates, which normally will be lower than the return (including the potential for capital appreciation) that Plus Fund can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the stockholders would benefit from an incremental return. However, if the differential between the return on Plus Fund's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Furthermore, if long-term rates rise, the NAV of the shares will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than Plus Fund would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value and in the yield on Plus Fund's portfolio. This, in turn, may result in greater volatility of both the NAV and the market price of the shares.

         To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, Plus Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced. Nevertheless, Mitchell Hutchins may determine to maintain Plus Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Proposal-Board Considerations" in the Proxy Statement/Prospectus the investment advisory and administrative fee payable to Mitchell Hutchins during periods in which Plus Fund is using leverage will be higher than when it is not doing so because the fee is calculated as a percentage of Managed Assets, which include assets purchased with leverage.

         Plus Fund may borrow through reverse repurchase transactions or engage in dollar rolls. In a reverse repurchase agreement, the Fund sells securities to a bank, securities dealer or one of their respective affiliates and agrees to repurchase them on demand or on a specified future date and at a specified price. Reverse repurchase agreements involve the risk that the buyer of the securities sold by Plus Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or a trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision. In a dollar roll, Plus Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date.

         Plus Fund may also issue preferred stock or debt securities. The issuance of debt securities or preferred stock by the Fund would involve offering expenses and other costs, including dividends or interest payments, which would be borne by the stockholders. The terms of any borrowing, other Fund indebtedness or preferred stock issued by Plus Fund may impose asset coverage requirements, dividend limitations and voting right requirements on the Fund that are more stringent than those imposed under the Investment Company Act of 1940 ("1940 Act"). Such terms also may impose special restrictions on Plus Fund's portfolio composition or on its use of various investment techniques or strategies. The Fund also might be further limited in any of these respects by guidelines established by any Rating Agencies that issue ratings for debt securities or preferred stock issued by the Fund. These requirements may have an adverse effect on Plus Fund. For example, limitations on Plus Fund's ability to pay dividends or make other distributions could impair its ability to maintain its qualification for treatment as a regulated investment company for federal tax purposes.

         The 1940 Act imposes a 200% asset coverage requirement with respect to any preferred stock that Plus Fund may issue. Immediately after any such issuance, Plus Fund's total assets (including the proceeds of the preferred stock and of any indebtedness constituting senior securities) must be at least equal to 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of Plus Fund's total assets, including the proceeds of the preferred stock and any outstanding indebtedness constituting senior securities). Following the issuance of preferred stock, Plus

Fund would not be permitted to declare any cash dividend or other distribution on its shares or purchase any of the shares (through tender offers or otherwise), unless it would satisfy this 200% asset coverage after deducting the amount of the dividend, other distribution, or share purchase price, as the case may be. If Plus Fund were to have senior securities in the form of both indebtedness and preferred stock outstanding at the same time, it would be subject to the 300% asset coverage requirement imposed by the 1940 Act (a fund is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the fund has total assets, including the proceeds of the indebtedness, at least equal to 300% of the amount of the indebtedness) with respect to the amount of the indebtedness and the 200% asset coverage requirement with respect to the preferred stock. Under the 1940 Act, holders of any outstanding preferred stock, voting separately as a single class, must be entitled to elect at least two members of Plus Fund's Board of Directors. Also, under certain circumstances, the holders of any senior securities that are in default may be entitled to elect a majority of the Board.

         For further information about leveraging, see "Comparison of Principal Risk Factors--Primary Differences in the Investment Risks of the Funds" in the Proxy Statement/Prospectus."


YIELD FACTORS AND CREDIT RATINGS

      Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and other nationally recognized statistical rating organizations (collectively with Moody's and S&P, "Rating Agencies") are private services that provide ratings of the credit quality of debt obligations (bonds) and certain other securities. A description of the range of ratings assigned to bonds by S&P and Moody's is included in this SAI. The Fund may use these ratings in determining whether to purchase, sell or hold a security. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that Rating Agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the Fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices. Mitchell Hutchins will consider such an event in determining whether the Fund should continue to hold the bond.

         Securities ratings are based largely on the issuer's historical financial condition and the Rating Agencies' analysis at the time of rating. Securities ratings are not a guarantee of quality and may be lowered after a Fund has acquired the security. Also, Rating Agencies may fail to make timely changes in credit ratings in response to subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. The rating assigned to a security by a Rating Agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

      In  addition to ratings  assigned  to  individual  bond  issues,  Mitchell
Hutchins analyzes interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

      Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another Rating Agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

      High yield bonds (commonly known as "junk bonds") are non-investment grade bonds. This means they are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another Rating Agency or determined by Mitchell Hutchins to be of comparable quality. The Fund's investments in non-investment grade bonds entail greater risk than its investments in higher-rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve higher risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

      The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

      The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

      GENERAL. The costs attributable to and risks of foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income, and gains realized, on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment capital or the proceeds of sales of securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that have begun using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

      Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

      Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

      Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

      INVESTMENT AND REPATRIATION RESTRICTIONS. Foreign investment in the securities markets of several emerging market countries is restricted or
controlled  to  varying  degrees.   These  restrictions  may  limit  the  Fund's
investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

      If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the Fund could be subject to federal income and excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. In such case, it would become subject to federal income tax on all of its net income and gains. To avoid these adverse consequences, the Fund might be required to distribute amounts that are greater than the total amount of cash it actually receives. These distributions would have to be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund would not be able to purchase additional securities with cash used to make such distributions, and its current income and the value of its shares might ultimately be reduced as a result.

      SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of the Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Fund.

      The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports.

      Many foreign and emerging market securities are not registered with the Securities and Exchange Commission ("SEC"), and the issuers of those securities are not subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

      In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

      Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

      A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

      The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While the Fund's portfolio is managed in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

      To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

      With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

      Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

      Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

ASSET-BACKED SECURITIES

         Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and income may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities are debt or pass-through securities that are backed by specific types of assets. These securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. The U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association) or Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. New types of mortgage- and asset-backed securities are developed and marketed from time to time and, consistent with its investment limitations, Plus Fund expects to invest in those new types of mortgage- and asset- backed securities that Mitchell Hutchins believes may assist in achieving its investment objectives. Similarly, the Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

      GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificate holders such as the Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

      FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

      FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

      PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--TYPES OF CREDIT ENHANCEMENt" below. These credit enhancements do not protect investors from changes in market value.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage-backed securities developed more recently, and in terms of total outstanding principal amount of issues is relatively small, compared to the market for residential single-family mortgage-backed securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by loans on residential properties.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class, mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. CMOs involve special risks, and evaluating them requires special knowledge.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal-only class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a

CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

      Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only class on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

      TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on the underlying assets to make payments, mortgage- and asset-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

      INVESTMENTS IN SUBORDINATED SECURITIES. The Fund may invest in subordinated classes of senior-subordinated securities ("Subordinated Securities"). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage- or asset-backed securities arising out of the same pool of assets. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior securities issued in respect of the same pool of assets. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates, and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage- or asset-backed securities.

      SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-backed securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. The value of securities with longer average lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter average lives. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Fund.

         The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. The markets for foreign mortgage-backed securities are substantially smaller than U.S. markets. Foreign mortgage-backed securities are structured differently than domestic mortgage-backed securities, but they normally present substantially similar risks, as well as the other risks normally associated with foreign securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class. Inverse floating rate CMO classes may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities can be extremely volatile and these securities may become illiquid. Mitchell Hutchins seeks to manage Plus Fund's investments in mortgage-backed securities so that the volatility of the Fund's portfolio, taken as a whole, is consistent with the Fund's investment objectives. If market interest rates or other factors that affect the volatility of securities held by the Fund change in ways that Mitchell Hutchins does not anticipate, the Fund's ability to meet its investment objectives may be reduced.

      ADDITIONAL INFORMATION ON ADJUSTABLE RATE MORTGAGE- AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (sometimes referred to as "ARM securities") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

      ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

      The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

      Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

DURATION

      Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Duration incorporates the debt security's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins in portfolio selection and yield curve positioning for the Fund's debt investments. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

      Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable debt security, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

      Duration allows Mitchell Hutchins to make certain predictions as to the effect that changes in the level of interest rates will have on the value of the

Fund's portfolio of debt securities. For example, when the level of interest rates increases by 1%, a debt security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins calculates the duration of the Fund's portfolio of debt securities as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of debt securities may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

      Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a security's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

      There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins uses more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in foreign currencies are increasing. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

      Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

      A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

REPURCHASE AGREEMENTS

      Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell those securities to the seller at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the seller to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of such securities becomes less than the repurchase price, plus any agreed-upon additional amount, the seller will be required to provide additional collateral so that at all times the collateral will be at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent. The Fund intends to enter into repurchase agreements only with banks, securities dealers or their respective affiliates in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. Mitchell Hutchins receives and monitors the creditworthiness of such institutions under the Board's general supervision.

ILLIQUID SECURITIES

      The Fund may invest without limit in illiquid securities, which for this purpose includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days, certain loan participations and assignments, and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the Fund's Board of Directors.

      Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated transactions or other exempted transactions or after a 1933 Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities also include those that are subject to restrictions contained in the securities laws of other countries.

      However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradable in the country where they are principally traded they are not considered illiquid, even if they are restricted securities in the United States. In addition, an institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

      The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the

Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

MUNICIPAL OBLIGATIONS

      Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are supported by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and normally are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

      Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. The portion of dividends received by stockholders from the Fund that is attributable to interest income received by the Fund from municipal obligations will not be exempt from federal income tax.

PRIVATE PLACEMENTS

      The Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded in the OTC secondary market. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, privately placed securities may in turn be less liquid and more difficult to value than publicly traded securities. Although privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than if such securities were more widely traded. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

MONEY MARKET INSTRUMENTS

      The Fund may invest in money market instruments which may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations of foreign and domestic banks or other depository institutions, commercial paper, short-term corporate obligations and repurchase agreements secured by any of the foregoing.

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. There generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time.

SHORT SALES "AGAINST THE BOX"

      The Fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Fund, and the Fund is obligated to replace the securities borrowed at a date in the future. When the Fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Fund maintains, in a segregated account with its custodian, securities that could be used to cover the short sale. The Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

      The Fund might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in the Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

INVESTMENT LIMITATIONS

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a stockholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations or of any of the Fund's investment policies.

      The Fund will not:

                  (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

                  The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

                  (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.

                  (3) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

                  (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

                  (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

                  (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

                  (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      Except for the investment restrictions listed above and the Fund's investment objectives, the other investment policies described in the Proxy Statement/Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of the Board of Directors and without a stockholder vote.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS

      Mitchell Hutchins may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and forward currency contracts to attempt to hedge the Fund's portfolio and to attempt to enhance income or to realize gains. Mitchell Hutchins also may attempt to hedge the Fund's portfolio through the use of swap transactions. The Fund may enter into transactions using one or more types of Derivatives Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the Fund's use of these instruments will place at risk a much smaller portion of its assets. The Fund may use the following Derivative Instruments:

      OPTIONS ON DEBT AND EQUITY SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term, or upon the expiration, of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of a put option, who receives the premium, has the obligation, upon timely exercise of the option, to buy the underlying security or currency at the exercise price.

      OPTIONS ON INDICES OF DEBT AND EQUITY SECURITIES. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options except that exercises of index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

      DEBT AND EQUITY SECURITY INDEX FUTURES CONTRACTS. A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

      DEBT SECURITY AND CURRENCY FUTURES CONTRACTS. A debt security futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of the specific type of debt security or currency called for in the contract at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of put.

      FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS

      Hedging strategies using Derivative Instruments can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to hedge against price movements in broad market sectors in which the Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, the Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxation."

    In addition to the products, strategies and risks described below and in the Proxy Statement/Prospectus, Mitchell Hutchins may discover additional opportunities in connection with Derivative Instruments and with hedging, income and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. Mitchell Hutchins may utilize these opportunities for the Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Fund's Proxy Statement/Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Proxy Statement/Prospectus.

SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS

      The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

      (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' ability to predict movements of the overall securities, currency or interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins is experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because Mitchell Hutchins projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position in a Derivative Instrument can be closed out at a time and price that is favorable to the Fund.

COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS

      Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, forward currency contracts or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the committing of a large portion of the Fund's assets to cover positions or to segregated accounts could impede portfolio management or the Fund's ability to meet current obligations.

OPTIONS

      The Fund may purchase put and call options, and write (sell) covered put and call options, on debt and equity securities and foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. Writing covered put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchases of such options. In addition, writing covered put options may serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options may serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the covered call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under the section entitled "Investment Objectives and Policies--Illiquid Securities."

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on foreign currencies and debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. There are also other types of options exercisable on certain specified dates before expiration. Options that expire unexercised have no value.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. The Fund will enter into OTC option transactions only with counterparties deemed creditworthy by Mitchell Hutchins.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      The Fund may purchase and write put and call options on indices of debt and equity securities in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

FUTURES

      The Fund may purchase and sell interest rate, debt and equity security index and foreign currency futures and options thereon. The purchase of futures or call options thereon may serve as a long hedge, and the sale of futures or the purchase of put options thereon may serve as a short hedge. Writing covered call options on futures contracts may serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities, currencies or indices. Similarly, writing put options on futures contracts may serve as a limited long hedge.

      Futures strategies also can be used to manage the average duration of the Fund's portfolio. If Mitchell Hutchins wishes to shorten the average duration of the Fund's portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins wishes to lengthen the average duration of the Fund's portfolio, the Fund may buy an interest rate or futures contract or a call option thereon or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit with the futures broker through which the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations with respect to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into such transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS

      The Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated and to attempt to enhance income or to realize gains. Currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

      Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COMBINED TRANSACTIONS

      The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and any combination of futures and options transactions (each a "component" transaction), instead of a single Derivative Instrument, as part of a single or combined strategy when, in the opinion of Mitchell Hutchins, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Mitchell Hutchins' judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

GUIDELINE FOR FUTURES AND OPTIONS

      To the extent that the Fund enters into futures contracts, options on futures positions and options on foreign currencies traded on a commodities exchange, which are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets. This guideline may be modified by the Fund's Board of Directors without a stockholder vote. Adoption of this guideline does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS

      The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

      As noted above, the Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As in the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or liquid securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS

      The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

SWAP TRANSACTIONS

      The Fund may enter into interest rate swap transactions. Swap transactions include caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal ("notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which one party agrees to make payments to its counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated level or goes below a designated floor level on predetermined dates or during a specified time period.

      The Fund would enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund would use these transactions as a hedge and not as a speculative investment. Interest rate swap transactions are subject to risks comparable to those described above with respect to other Derivative Instruments.

      The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swap transactions are entered into for good faith hedging purposes and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Fund.

      The Fund will enter into swap transactions only with banks, securities dealers and their respective affiliates believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the Fund's Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

                             DIRECTORS AND OFFICERS

      The Fund pays its Directors who are not "interested persons" of the Fund $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional compensation aggregating $15,000 annually from the relevant funds. All Directors are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of PaineWebber or Mitchell Hutchins presently receives any compensation from the Fund for acting as a director or officer.

      The table below includes certain information relating to the compensation of the Fund's Directors.

                               COMPENSATION TABLE^

                                     AGGREGATE         TOTAL COMPENSATION
                                    COMPENSATION   FROM THE FUND AND THE FUND
     NAME OF PERSONS POSITION      FROM THE FUND*          COMPLEX**
   Richard Q. Armstrong, Director     $1,327              [        ]
   Richard R. Burt, Director          $1,297              [        ]
   Meyer Feldberg, Director           $1,816              [        ]
   George W. Gowen, Director          $1,327              [        ]
   Frederic Malek, Director           $1,327              [        ]
   Carl W. Schafer, Director          $1,327              [        ]

--------

^ Only independent members of the Board of Directors are compensated by the Fund and identified above; Directors who are "interested persons," as defined in the 1940 Act, do not receive compensation.

* Represents fees paid to each director during the fiscal period ended May 31, 1999 by the Fund.

** Represents total compensation paid to each Director during the calendar year ended December 31, 1999; no fund within the complex has a bonus, pension, profit sharing or retirement plan.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of _____, 2000, Cede & Co. (the nominee for The Depository Trust Company) owned of record ____ shares or ___% of the outstanding shares. To the knowledge of the Fund, no person is the beneficial owner of 5% or more of its shares. As of ______, 2000, the Directors and officers of the Fund beneficially owned less than 1% of the outstanding Fund shares.


                        INVESTMENT ADVISORY ARRANGEMENTS

      Mitchell Hutchins is the Fund's investment adviser and administrator pursuant to a contract dated June 22, 1998 ("Advisory Contract"). Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc., a publicly held financial services holding company. Mitchell Hutchins provides investment advisory and portfolio management services to investment companies, pension funds, and other institutional, corporate and individual clients.

      Pursuant to the Advisory Contract, Mitchell Hutchins provides a continuous investment program for the Fund and makes investment decisions and places orders to buy, sell or hold particular securities. As administrator, Mitchell Hutchins supervises all matters relating to the operation of the Fund and obtain for it corporate, administrative and clerical personnel, office space, equipment and services, including arranging for the periodic preparation, updating, filing and dissemination of proxy materials, tax returns and reports to the Fund's Board, stockholders and regulatory authorities.

      The Advisory Contract between Mitchell Hutchins and the Fund provides Mitchell Hutchins with a fee, computed weekly and payable monthly, in an amount equal to the annual rate of 0.70% of the Fund's average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage ("Managed Assets"). During periods in which the Fund is utilizing leverage, the investment advisory and administrative fee payable to Mitchell Hutchins will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets, including those purchased with leverage.

      In addition to the payments to Mitchell Hutchins under the Advisory Contract described above, the Fund pays certain other costs, including (1) the costs (including brokerage commissions) of securities purchased or sold by the

Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational and offering expenses of the Fund, whether or not advanced by Mitchell Hutchins;
(4) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under federal securities laws and/or state laws and maintaining such registration and qualifications; (5) fees and salaries payable to Fund's directors and officers who are not interested persons of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the Fund's directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claims for damages or other relief asserted against the Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors of the Fund who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, agents and shareholders) incurred by the Fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (18) the costs of investment company literature and other publications provided by the Fund to its directors and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend reinvestment plan; (21) changes and expenses of any outside pricing service used to value portfolio securities; (22) interest on borrowings of the Fund; (23) fees and expenses of listing and maintaining any listing of the Fund's shares on any national securities exchange; and (24) costs and expenses (including rating agency fees) associated with the issuance of any preferred stock.

      The Advisory Contract was approved by the Fund's Board and by a majority of the Directors who are not parties to the Advisory Contract or interested persons of any such party ("Independent Directors") on May 13, 1998 and by its initial shareholder on June 22, 1998. Unless sooner terminated, the Advisory Contract will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (1) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (2) by the Board or by vote of a majority of the Fund's outstanding voting securities.

      Under the Advisory Contract, Mitchell Hutchins is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Contract. The Advisory Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to Mitchell Hutchins. The Advisory Contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the Fund. The Advisory Contract terminates automatically upon its assignment.

      Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, that establishes procedures for personal investing and that restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

      For the fiscal year ended May 31, 1999, the Fund paid or accrued to Mitchell Hutchins investment advisory and administration fees totaling $322, 661.

                       CUSTODIAN AND INDEPENDENT AUDITORS

      State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian of the Fund's assets. As custodian of the Fund, State Street responsibility's include the safekeeping of securities, cash and other assets of the Fund; settling portfolio purchases and sales; identifying and collecting portfolio income; and performing portfolio accounting functions. State Street also employs foreign sub-custodians approved by the Board of Directors, in accordance with applicable requirements under the 1940 Act, to provide custody of the Fund's foreign assets. Ernst & Young LLP ("Ernst & Young"), 787 Seventh Avenue, New York, New York 10019, serves as the Fund's independent auditors. As independent auditors, Ernst & Young reviews the books and records of the Fund. Moreover, it advises management on accounting issues. Ernst and Young also issues audit reports to the Board of Directors, stockholders, and the SEC.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors, Mitchell Hutchins is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins seeks to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution and operational facilities of the firm involved. Generally, debt securities are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

      The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or any of its affiliates, including PaineWebber. The Fund's Board of Directors adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or any of its affiliates are reasonable and fair. Specific provisions in the Advisory Contract authorize Mitchell Hutchins and any affiliate thereof that is a member of a national securities exchange to effect portfolio transactions for the Fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

      Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities. For the fiscal year ended May 31, 1999, the Fund did not pay any commissions to FCMs.

      Consistent with the Fund's interests and subject to the review of the Fund's Board of Directors, Mitchell Hutchins may cause the Fund to purchase and sell portfolio securities through brokers who provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins does not enter into any explicit soft dollar arrangements relating to principal transactions and does not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins receiving multiple quotes from dealers before executing the transaction on an agency basis.

      Research services furnished by dealers or brokers with or through which the Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by dealers or brokers in connection with other funds or accounts Mitchell Hutchins advisers may be used by Mitchell Hutchins in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract.

      Investment decisions for the Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. The same investment decision, however, may occasionally be made for the Fund and one or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions are beneficial to the Fund.

      The Fund does not purchase securities that are offered in underwritings in which PaineWebber, Mitchell Hutchins or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's Board of Directors pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber, Mitchell Hutchins and their affiliates not participate in or benefit from the sale to the Fund.

      For the fiscal year ended May 31, 1999, Mitchell Hutchins did not direct any brokerage commissions to brokers chosen because they provided research and analysis. For the fiscal year ended May 31, 1999, Managed High Yield Plus paid no brokerage commissions.

PORTFOLIO TURNOVER

      The Fund's portfolio turnover rate was 52% for the fiscal period June 26, 1998 (commencement of operations) to May 31, 1999. Portfolio turnover may vary from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. Higher portfolio turnover (100% or more) will result in higher Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the long-term securities in the portfolio during the year.


                            NET ASSET VALUE OF SHARES

      The net asset value of the Fund's shares is determined weekly as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the last day of the week on which the NYSE is open for trading. The net asset value of the shares also is determined monthly at the close of regular trading on the NYSE on the last day of the month on which the NYSE is open for trading. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

      When market quotations are readily available, the Fund's debt securities are valued based upon those quotations. When market quotations for options and futures positions held by the Fund are readily available, those positions are valued based upon such quotations. Market quotations generally are not available for options traded in the OTC market. When market quotations for options or futures positions are not readily available, they are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

When market quotations are not readily available for any of the Fund's debt securities, such securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. Notwithstanding the above, debt securities with maturities of 60 days or less generally are valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board of Directors or its delegate determines that this does not represent fair value.

      Securities and other instruments that are listed on U.S. and foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the last bid price available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by Mitchell Hutchins under the direction of the Board of Directors as the primary market. Securities traded in the OTC market and listed on the Nasdaq are valued at the last available sale price on Nasdaq prior to the time of valuation; other OTC securities and instruments are valued at the last available bid price prior to the time of valuation. Other securities and assets for which reliable market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.


                                    TAXATION

GENERAL

      The following discussion of federal income tax consequences is for general information only. Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects thereon of state, local and foreign tax laws and any proposed tax law changes.

      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986 ("Code"), the Fund must distribute to its stockholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on its taxable income for that year (even if that income was distributed to its Stockholders) and all distributions out of its earnings and profits would be taxable to its Stockholders as dividends (that is, ordinary income).

      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to stockholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the stockholders on December 31st of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to stockholders for the year in which that December 31st falls.

      If the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss), it may designate the retained amount as undistributed capital gains in a notice to its stockholders. If the Fund makes such a designation, it will be required to pay federal income tax at the rate of 35% on the undistributed gains ("Fund tax") and each stockholder subject to federal income tax (1) will be required to include in income, as long-term capital gains, his or her proportionate share of the undistributed gains, (2) will be allowed a credit or refund, as the case may be, for his or her proportionate share of the Fund tax and (3) will increase the tax basis of his or her Fund shares by the difference between the included income and such share of the Fund tax.

      A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends received by a corporate stockholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. It is not expected that a significant portion of the Fund's dividends will qualify for this deduction.

      If the Fund has both shares of common stock and preferred stock outstanding, it intends to designate distributions made to each such class in any year as consisting of no more than the class's proportionate share of particular types of income based on the total distributions paid to each class for the year, including distributions out of net capital gain.

      Income from investments in foreign securities, and gains realized thereon, may be subject to foreign withholding or other taxes. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Stockholders will not be able to claim any foreign tax credit or deduction with respect to those foreign taxes.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

PASSIVE FOREIGN INVESTMENT COMPANIES

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. Stockholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder--that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its Stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its Stockholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain--which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax--even if those earnings and gain are not distributed to the Fund by the qualified electing fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements for making the election.

      The  Fund  may  elect  to  "mark  to  market"   its  stock  in  any  PFIC.
"Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

STRATEGIES USING DERIVATIVE INSTRUMENTS

      Strategies using Derivative Instruments, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income and/or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             ADDITIONAL INFORMATION

STOCK REPURCHASES AND TENDERS

      The Fund's Board of Directors may authorize the Fund to tender for its shares to reduce or eliminate the discount to net asset value at which the Fund's shares might trade. Even if a tender offer has been made, it will be the Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases (or, if a tender offer has not been made, not to initiate a tender offer) if (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair the Fund's status as a RIC (which would eliminate the Fund's eligibility to deduct dividends paid to its stockholders, thus causing its income to be fully taxed at the corporate level in addition to the taxation of stockholders on distributions received from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase its shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of trading or limitation on prices of securities generally on the NYSE or any other exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, New York State or any state in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares were repurchased. The Board of Directors may modify these conditions in light of experience.


                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

      Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

      AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      CI. The rating CI is reserved for income bonds on which no interest is being paid.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            MANAGED HIGH   MANAGED HIGH
  Principal                                                                                YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------
          Corporate Bonds -                   126.80%

          Automotive -                          2.14%
   $5,250 HDA Parts Systems Incorporated                 08/01/05          12.000   %      $4,072,500       $678,750     $4,751,250
    4,750 JL French Automotive Castings**                06/01/09          11.500           4,040,000        757,500      4,797,500
                                                                                        --------------------------------------------
                                                                                            8,112,500      1,436,250      9,548,750
                                                                                        --------------------------------------------

          Cable -                              15.73%
   13,000 21st Century Telecom Group Incorporated        02/15/08          12.250   +       8,190,000        682,500      8,872,500
    7,000 Charter Communications Holdings                04/01/09          10.000           6,930,000              0      6,930,000
   15,250 Knology Holdings Incorporated                  10/15/07          11.875   +       8,844,375      1,335,000     10,179,375
    6,000 NTL Incorporated                               10/01/08          11.500           5,300,000      1,060,000      6,360,000
   13,575 Park 'N View Incorporated                      05/15/08          13.000           8,381,250      1,800,000     10,181,250
   11,250 RCN Corporation                                10/15/07          11.125   +       6,900,000        862,500      7,762,500
    5,000 UIH Australia/Pacific Incorporated             05/15/06          14.000   +       2,580,000      1,720,000      4,300,000
    9,250 United Pan Europe**                            08/01/09          10.875           4,714,250        327,000      5,041,250
   19,250 United Pan Europe**                      08/01/09 - 11/01/09  12.500 to 13.375+  10,137,000        354,250     10,491,250
                                                                                        --------------------------------------------
                                                                                           61,976,875      8,141,250     70,118,125
                                                                                        --------------------------------------------

          Chemicals -                           2.69%
    7,500 Lyondell Chemical Company                      05/01/07           9.875           6,698,000        689,500      7,387,500
    4,500 ZSC Specialty**                                07/01/09          11.000           4,080,000        510,000      4,590,000
                                                                                        --------------------------------------------
                                                                                           10,778,000      1,199,500     11,977,500
                                                                                        --------------------------------------------

          Communications - Fixed -             28.80%
    9,687 Alestra S.A.**                                 05/15/06          12.125           8,752,153      1,007,500      9,759,653
    5,000 Allegiance Telecom Incorporated                05/15/08          12.875           5,650,000              0      5,650,000
    9,250 Barak ITC                                      11/15/07          12.500   +       4,340,000        840,000      5,180,000
    2,500 Carrier1 International S.A.#                   02/15/09          13.250           2,520,000        280,000      2,800,000
    4,543 Esprit Telecom Group PLC                       06/15/08          10.875           3,882,200        388,220      4,270,420
    5,250 Flag Limited                                   01/30/08           8.250           4,550,000        227,500      4,777,500
    2,000 Focal Communication Corporation                01/15/00          11.875           2,040,000              0      2,040,000
    5,000 Global Crossing Holdings Limited**             11/15/09           9.500           4,825,000              0      4,825,000
    6,500 GlobeNet Communications Group**                07/15/07          13.000           5,880,000        490,000      6,370,000
    7,000 GST Equipment Funding Incorporated             05/01/07          13.250           6,000,000      1,000,000      7,000,000
    7,750 GT Group Telecom Incorporated                  02/01/10           1.000           4,126,875              0      4,126,875
    9,150 Hyperion Telecommunications Incorporated       11/01/07          12.000           8,040,625      1,475,000      9,515,625
    3,000 ICG Services Incorporated                      02/15/08          10.000           1,120,000        565,000      1,685,000
    4,025 Intelcom Group USA Incorporated                09/15/05           1.000           3,662,750              0      3,662,750
    5,640 KMC Telecom Holdings Incorporated              05/15/09          13.500           5,140,000        500,000      5,640,000
    5,750 Metromedia Fiber Network Incorporated          11/15/08          10.000           5,012,500        751,875      5,764,375
    5,550 NEXTLINK Communications Incorporated           06/01/09          10.750           5,163,437        428,188      5,591,625
    8,500 NorthEast Optic Network Incorporated           08/15/08          12.750           8,882,500              0      8,882,500
    8,475 Pathnet Incorporated                           04/15/08          12.250           4,933,500        660,000      5,593,500
    5,000 Tele1 Europe BV**                              05/15/09          13.000           4,916,250        258,750      5,175,000
   11,000 Viatel Incorporated                            04/15/08          12.500   +       5,800,000        580,000      6,380,000
    9,750 Williams Communications Group                  10/01/09          10.875           8,497,500      1,545,000     10,042,500
    4,000 World Access Incorporated                      01/15/08          13.250           3,180,625        454,375      3,635,000
                                                                                        --------------------------------------------
                                                                                          116,915,915     11,451,408    128,367,323
                                                                                        --------------------------------------------

          Communications - Mobile -             7.75%
    1,000 Crown Castle International Corporation         08/01/11           9.500                   0        605,000        605,000
    7,000 ICO Global Communications Limited#(b)          08/01/05          15.000           3,185,000        245,000      3,430,000
    7,500 Nextel Communications Incorporated             02/15/08           9.950   +       3,462,500      1,731,250      5,193,750
   14,000 Nextel International Incorporated              04/15/08          12.125   +       7,812,500        937,500      8,750,000
    7,875 PTC International Finance**                    12/01/09          11.250           7,462,500        373,125      7,835,625
   10,625 Spectrasite Holdings Incorporated              04/15/09          11.250   +       6,162,500              0      6,162,500
    2,500 Voicestream Wire**                             11/15/09          10.375           2,562,500              0      2,562,500
                                                                                        --------------------------------------------
                                                                                           30,647,500      3,891,875     34,539,375
                                                                                        --------------------------------------------

                                                                 43

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           MANAGED HIGH   MANAGED HIGH
  Principal                                                                               YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
--------------------------------------------------------------------------   -----------    ----------------------------------------
          Corporate Bonds -(continued)
          Consumer Manufacturing -              3.30%
   $5,250 Commemorative Brands Incorporated              01/15/07          11.000   %      $2,200,000       $687,500     $2,887,500
    5,500 Decora Industries Incorporated                 05/01/05          11.000           3,870,000        860,000      4,730,000
    4,000 Desa International Incorporated                12/15/07           9.875           3,040,000              0      3,040,000
    4,250 Jafra Cosmetics International Incorporated     05/01/08          11.750           4,037,500              0      4,037,500
                                                                                        --------------------------------------------
                                                                                           13,147,500      1,547,500     14,695,000
                                                                                        --------------------------------------------
          Energy -                              7.86%
    1,650 GulfMark Offshore Incorporated                 06/01/08           8.750           1,518,000              0      1,518,000
    4,500 Key Energy Services Incorporated               01/15/09          14.000           4,360,000        545,000      4,905,000
    5,000 Northern Offshore ASA                          05/15/05          10.000           2,360,000        590,000      2,950,000
    8,791 Orion Refining Corporation**                   12/01/03          15.000           7,396,966        514,603      7,911,569
    3,000 Pride International Incorporated               06/01/09          10.000           2,700,000        300,000      3,000,000
    7,250 R & B Falcon Corporation                       12/15/08           9.500           5,606,250      1,462,500      7,068,750
    8,250 Tesoro Petroleum Corporation                   07/01/08           9.000           6,975,000        697,500      7,672,500
                                                                                        --------------------------------------------
                                                                                           30,916,216      4,109,603     35,025,819
                                                                                        --------------------------------------------
          Finance -                             5.43%
    6,488 Airplanes Pass-Through Trust                   03/15/19          10.875           4,466,937      1,340,081      5,807,018
    5,000 Morgan Stanley Aircraft Finance                03/15/23           8.700           4,275,000              0      4,275,000
    6,250 Olympic Financial Limited                      03/15/07          11.500           5,733,750        781,875      6,515,625
   13,000 Signet Capital Trust I                         08/15/27           9.500           4,290,000              0      4,290,000
    5,550 Superior National Insurance Group              12/01/17          10.750           3,030,000        300,000      3,330,000
                                                                                        --------------------------------------------
                                                                                           21,795,687      2,421,956     24,217,643
                                                                                        --------------------------------------------
          Food & Beverage -                     4.94%
    8,125 Iowa Select Farms L.P.**                       12/01/05          10.750           3,250,000        812,500      4,062,500
   16,625 Mrs Field's Holdings Company Incorporated**#   12/01/05          14.000   +       8,890,000        420,000      9,310,000
    1,000 Mrs Field's Original Cookies Incorporated**    12/01/04          10.125                   0        800,000        800,000
    8,808 Packaged Ice Incorporated                      02/01/05           9.750           6,504,120      1,335,000      7,839,120
                                                                                        --------------------------------------------
                                                                                           18,644,120      3,367,500     22,011,620
                                                                                        --------------------------------------------
          Gaming -                              2.06%
    4,250 Hollywood Casino Corporation                   05/01/07          11.250           4,100,000        256,250      4,356,250
    5,125 Park Place Entertainment Corporation           12/15/05           7.875           4,359,063        471,250      4,830,313
                                                                                        --------------------------------------------
                                                                                            8,459,063        727,500      9,186,563
                                                                                        --------------------------------------------
          General Industrial -                  5.04%
    7,000 Aqua Chemical Incorporated                     07/01/08          11.250           3,710,000              0      3,710,000
    8,250 Blount Incorporated**                          08/01/09          13.000           7,931,250        793,125      8,724,375
    3,750 J.B. Poindexter & Company  Incorporated        05/15/04          12.500           2,835,000        708,750      3,543,750
    8,000 Sabreliner Corporation**                       06/15/08          11.000           5,670,000        810,000      6,480,000
                                                                                        --------------------------------------------
                                                                                           20,146,250      2,311,875     22,458,125
                                                                                        --------------------------------------------
          Healthcare -                          2.33%
    4,000 Fresenius Medical Care Capital Trust           02/01/08           7.875           2,685,000        895,000      3,580,000
    4,000 Tenet Healthcare Corporation                   12/01/08           8.125           3,228,750        461,250      3,690,000
    3,000 Triad Hospitals Holdings Incorporated**        05/15/09          11.000           2,794,500        310,500      3,105,000
                                                                                        --------------------------------------------
                                                                                            8,708,250      1,666,750     10,375,000
                                                                                        --------------------------------------------
          Hotels & Lodging -                    2.35%
    4,650 Host Marriott L.P.                             02/15/06           8.375           4,301,250              0      4,301,250
    2,875 Signature Resorts Incorporated                 05/15/06           9.250           1,926,250              0      1,926,250
    6,322 Silverleaf Resorts Incorporated                04/01/08          10.500           3,398,240        837,500      4,235,740
                                                                                        --------------------------------------------
                                                                                            9,625,740        837,500     10,463,240
                                                                                        --------------------------------------------
          Media-                                0.40%
    3,250 Inter Act Systems Incorporated(b)              08/01/03          14.000           1,375,000        412,500      1,787,500
                                                                                        --------------------------------------------
          Metals -                              1.24%
    7,250 Metal Management Incorporated                  05/15/08          10.000           4,560,000        950,000      5,510,000
                                                                                        --------------------------------------------

          Real Estate -                         1.67%
    9,400 American Architectural Products Corporation    12/01/07          11.750           3,360,000        400,000      3,760,000
    4,075 D.R. Horton Incorporated                       02/01/09           8.000           3,235,375        452,500      3,687,875
                                                                                        --------------------------------------------
                                                                                            6,595,375        852,500      7,447,875
                                                                                        --------------------------------------------
                                                                 44

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            MANAGED HIGH   MANAGED HIGH
  Principal                                                                                YIELD PLUS FUND  YIELD FUND      COMBINED
   Amount
 (combined)                                                  Maturity         Interest
    (000)                                                      Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------

          Corporate Bonds - (concluded)

          Restaurants -                         1.11%
   $6,230 American Restaurant Group Incorporated         02/15/03          11.500   %      $4,370,300       $598,125     $4,968,425
                                                                                        --------------------------------------------

          Retail -                              3.18%
    7,210 Advance Holding Corporation                    04/15/09          12.875   +       2,999,800        821,500      3,821,300
    5,350 Advance Stores Company  Incorporated           04/15/08          10.250           3,956,000        645,000      4,601,000
    6,000 Ames Department Stores Incorporated            04/15/06          10.000           5,252,500        477,500      5,730,000
                                                                                        --------------------------------------------
                                                                                           12,208,300      1,944,000     14,152,300
                                                                                        --------------------------------------------
          Service -                             8.83%
    8,500 Allied Waste North America Incorporated**      08/01/09          10.000           6,525,000        870,000      7,395,000
    6,995 American Eco Corporation                       05/15/08           9.625           2,937,550        490,000      3,427,550
    6,750 Ameriserve Food Distribution Incorporated      07/15/07          10.125           2,328,750              0      2,328,750
    7,135 Atlantic Express Transportation Corporation    02/01/04          10.750           6,193,450        727,500      6,920,950
    8,750 Budget Group Incorporated                      04/01/06           9.125           7,110,625        917,500      8,028,125
    4,000 Nationwide Credit Incorporated                 01/15/08          10.250           2,520,000              0      2,520,000
    5,750 Premier Graphics Incorporated                  12/01/05          11.500           2,137,500        450,000      2,587,500
    6,500 Waste Systems International Incorporated#      01/15/06          11.500           5,197,500        945,000      6,142,500
                                                                                        --------------------------------------------
                                                                                           34,950,375      4,400,000     39,350,375
                                                                                        --------------------------------------------
          Supermarkets & Drugstores -           1.29%
    6,000 The Pantry Incorporated                        10/15/07          10.250           5,760,000              0      5,760,000
                                                                                        --------------------------------------------

          Technology -                         12.21%
    7,000 Ampex Corporation*                             03/15/03          12.000           6,532,500        502,500      7,035,000
    4,000 Chippac International Limited**                08/01/09          12.750           3,622,500        517,500      4,140,000
    8,000 Earthwatch Incorporated**#                     07/15/07          13.000   +       5,600,000              0      5,600,000
    6,690 Fairchild Semiconductor Corporation            03/15/07          10.125           6,015,000        691,725      6,706,725
    3,000 Globix Corporation                             02/01/10          12.500           3,030,000              0      3,030,000
    8,500 Intersil Corporation**#                        08/15/09          13.250           8,400,000      1,120,000      9,520,000
    4,750 SCG Holdings Corporation**                     08/01/09          12.000           4,515,625        531,250      5,046,875
    5,775 Verio Incorporated                             12/01/08          11.250           5,525,563        523,750      6,049,313
   13,000 Wam! Net Incorporated                          03/01/05          13.250   +       6,160,000      1,120,000      7,280,000
                                                                                        --------------------------------------------
                                                                                           49,401,188      5,006,725     54,407,913
                                                                                        --------------------------------------------
          Transportation -                      4.85%
    1,465 Eletson Holdings Incorporated                  11/15/03           9.250           1,274,550              0      1,274,550
    8,000 Equimar Shipholdings Limited                   07/01/07           9.875           4,290,000        990,000      5,280,000
    1,250 Navigator Gas Transport PLC**#                 06/30/07          12.000                   0         37,500         37,500
    6,000 Millenium Seacarriers Incorporated             07/15/05          12.000           3,420,000              0      3,420,000
    6,750 Stena AB                                       06/15/07           8.750           5,125,000        410,000      5,535,000
   10,000 TFM S.A. de C.V.                               06/15/09          11.750   +       5,747,500        302,500      6,050,000
                                                                                        --------------------------------------------
                                                                                           19,857,050      1,740,000     21,597,050
                                                                                        --------------------------------------------
          Utilities -                           1.62%
    5,500 AES  Corporation                               06/01/09           9.500           4,975,000        497,500      5,472,500
    1,750 Panda Funding Corporation                      08/20/12          11.625           1,314,423        436,490      1,750,913
                                                                                        --------------------------------------------
                                                                                            6,289,423        933,990      7,223,413
                                                                                        --------------------------------------------

          Total Corporate Bonds (cost - $560,029,486, $69,008,986, $629,038,472)          505,240,626     59,948,306    565,188,932
                                                                                        --------------------------------------------

          Convertible Bonds -                   0.50%

          Communications - Fixed-               0.05%
      215 GST Telecommunications Incorporated            12/15/05          13.875                   0        204,250        204,250
                                                                                        --------------------------------------------

          Service -                             0.45%
    2,496 Waste Systems International Incorporated**     05/13/05           7.000           1,215,000        807,079      2,022,079
                                                                                        --------------------------------------------

          Total Convertible Bonds (cost - $1,194,375, $1,183,711, $2,378,086)               1,215,000      1,011,329      2,226,329
                                                                                       --------------------------------------------
                                                                 45

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            MANAGED HIGH   MANAGED HIGH
   Number                                                                                  YIELD PLUS FUND  YIELD FUND      COMBINED
  of Shares
 (combined)
--------------
                                                                                            Value         Value          Value
                                                                                        --------------------------------------------

          Common Stock(a) -                     1.66%

          Cable-                                0.00%
    2,000 Knology Holdings Incorporated                                                             0        $10,500        $10,500
                                                                                        --------------------------------------------

          Communications - Fixed -              0.96%
  110,549 Viatel Incorporated                                                              $4,083,404              0      4,083,404
   12,568 World Access Incorporated                                                           189,698         27,100        216,798
                                                                                        --------------------------------------------
                                                                                            4,273,102         27,100      4,300,202
                                                                                        --------------------------------------------

          Food & Beverage -                     0.04%
   40,949 Packaged Ice Incorporated                                                           130,208         59,182        189,390
                                                                                        --------------------------------------------

          Gaming-                               0.01%
   10,000 Hollywood Casino Corporation                                                              0         42,500         42,500
                                                                                        --------------------------------------------

          Media-                                0.11%
    2,000 MediaNews Group Incorporated                                                              0        500,000        500,000
                                                                                        --------------------------------------------

          Retail-                               0.08%
   47,500 Samuel Jewelers Incorporated*                                                             0        368,125        368,125
                                                                                        --------------------------------------------

          Service -                             0.27%
  289,744 Waste Systems International Incorporated                                            970,509        224,685      1,195,194
                                                                                        --------------------------------------------

          Technology -                          0.17%
  239,676 Ampex Corporation*                                                                  325,000        453,947        778,947
                                                                                        --------------------------------------------

          Total Common Stock (cost - $4,865,535, $1,211,625, $6,077,160)                    5,698,819      1,686,038      7,384,857
                                                                                        --------------------------------------------

          Preferred Stock(a) -                  3.18%

          Cable -                               0.98%
    4,714 21st Century Telecommunications Group Incorporated**                              4,384,020              0      4,384,020
                                                                                        --------------------------------------------

          Communications - Fixed                0.56%
     2750 ICG Holdings Corporation                                                          2,502,500              0      2,502,500
                                                                                        --------------------------------------------

          Communications - Mobile -             0.95%
    4,192 Crown Castle International Corporation                                            4,254,880              0      4,254,880
                                                                                        --------------------------------------------

          Energy -                              0.02%
  104,029 Orion Refining Corporation                                                           56,869         14,183         71,052
                                                                                        --------------------------------------------

          Media -                               0.36%
    6,500 InterAct systems Incorporated**                                                   1,250,000        375,000      1,625,000
                                                                                        --------------------------------------------

          Paper & Packaging -                   0.20%
    7,935 Packaging Corporation of America                                                    872,850              0        872,850
                                                                                        --------------------------------------------

          Restaurants-                          0.11%
      592 American Restaurant Group Incorporated                                                    0        473,600        473,600
                                                                                        --------------------------------------------

          Total Preferred Stock (cost - $10,212,394, $1,177,870, $11,390,264)              13,321,119        862,783     14,183,902
                                                                                        --------------------------------------------

                                                                 46

------------------------------------------------------------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
JANUARY 31, 2000 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                            MANAGED HIGH   MANAGED HIGH
                                                                                           YIELD PLUS FUND  YIELD FUND      COMBINED
   Number
 of Warrants                                                 Maturity         Interest
 (combined)                                                    Dates           Rates            Value         Value          Value
--------------                                            ----------------   -----------    ----------------------------------------
          Warrants(a) -                         1.33%

          Cable -                               0.44%
    3,500 21st Century Telecommunications Group Incorporated                                 $962,500              0       $962,500
   14,575 Park 'N View Incorporated                                                           791,375       $156,000        947,375
    2,000 UIH Australia Pacific Incorporated                                                        0         60,000         60,000
                                                                                        --------------------------------------------
                                                                                            1,753,875        216,000      1,969,875
                                                                                        --------------------------------------------
          Communications - Fixed -              0.23%
    8,475 Pathnet Incorporated                                                                 74,750         10,000         84,750
    5,000 Tele1 Europe BV**                                                                   902,500         47,500        950,000
                                                                                        --------------------------------------------
                                                                                              977,250         57,500      1,034,750
                                                                                        --------------------------------------------

          Communications - Mobile               0.00%
    1,750 McCaw International Limited                                                               0          5,250          5,250
                                                                                        --------------------------------------------

          Energy -                              0.05%
    4,500 Key Energy Services Incorporated                                                    200,000         25,000        225,000
                                                                                        --------------------------------------------

          Financial Services                    0.00%
      750 Olympic Financial Limited                                                                 0            750            750
                                                                                        --------------------------------------------

          Media-                                0.04%
    6,500 InterAct Electronic Marketing Incorporated                                               50             15             65
    6,500 InterAct Systems Incorporated                                                       125,000         37,500        162,500
                                                                                        --------------------------------------------
                                                                                              125,050         37,515        162,565
                                                                                        --------------------------------------------
          Restaurants-                          0.00%
      500 American Restaurants Group Incorporated                                                   0              5              5
                                                                                        --------------------------------------------

          Service -                             0.02%
   97,500 Waste Systems International Incorporated**                                           61,875         11,250         73,125
                                                                                        --------------------------------------------

          Technology -                          0.55%
      800 Electronic Retailing Systems International Incorporated                                   0            800            800
    8,500 Intersil Corporation                                                              1,875,000        250,000      2,125,000
   30,000 Wam! Net Incorporated                                                               264,000         66,000        330,000
                                                                                        --------------------------------------------
                                                                                            2,139,000        316,800      2,455,800
                                                                                        --------------------------------------------
          Transportation -                      0.00%
    6,000 Millenium Seacarriers Incorporated                                                      750              0            750
                                                                                        --------------------------------------------

          Total Warrants (cost - $188, $85,134, $85,322)                                    5,257,800        670,070      5,927,870
                                                                                        --------------------------------------------
                                                                 47

  Principal
   Amount
 (combined)
    (000)     Repurchase Agreements -               2.18%
--------------

   $7,595 Repurchase Agreement dated 01/31/2000 with Zions Bank, collateralized by $7,865,000 U.S. Treasury Notes, 5.500%
          due 07/31/2001 (value-$7,747,025);
          proceeds; $7,596,198                           02/01/00          5.680    %       7,595,000              0      7,595,000
                                                                                        --------------------------------------------

    2,128 Repurchase Agreement dated 01/31/2000 with Zions Bank, collateralized by $2,160,000 U.S. Treasury Notes, 5.500%
          due 08/31/2001 (value-$2,175,012);
          proceeds; $2,128,336                           02/01/00          5.680                    0      2,128,000      2,128,000
                                                                                        --------------------------------------------

          Total Repurchase Agreements (Cost - $7,595,000, $2,128,000, $9,723,000) --        7,595,000      2,128,000      9,723,000
                                                                                        --------------------------------------------

          Total Investments (Cost - $583,896,978, 135.65%                                 538,328,364     66,306,526    604,634,890
                $74,795,326, $658,692,304)

          Liabilities in excess of other assets   -35.65%                                (160,822,811)     1,920,609   (158,902,202)
                                                                                        --------------------------------------------

          Net Assets                              100.00%                                $377,505,553    $68,227,135   $445,732,688
                                                                                        ============================================


--------------------------------------------

       # Security represents a unit which is composed of the stated bond with attached warrants or common stock.

       + Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.

       * Illiquid securities representing 1.84% of combined net assets. These securities are valued at fair value as determined in good faith by a valuation committee under the direction of the Funds' board of directors.

       ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

       (a)   Non-income producing securities.

       (b)   Bond interest in default










            See accompanying notes to pro forma financial statements

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES              JANUARY 31, 2000 (UNAUDITED)

                                                           Managed High      Managed High      Combined
                                                         Yield Plus Fund      Yield Fund

ASSETS
Investments in securities, at value (cost - $583,896,978,
  $74,795,326, and $658,692,304, respectively) ..........   $538,328,364      $ 66,306,526   $604,634,890
Cash ....................................................              0            14,113         14,113
Receivables for investments sold.........................      5,593,260           646,250      6,239,510
Interest receivable......................................     12,153,394         1,429,610     13,583,004
Interest receivable on swap contract.....................        459,607                 0        459,607
Unrealized appreciation on interest rate swap............         20,325                 0         20,325
                                                          ---------------   ---------------   ------------

Total assets ............................................    556,554,950        68,396,499    624,951,449
                                                          ---------------   ---------------   ------------

LIABILITIES
Bank loan payable .......................................    167,000,000                 0    167,000,000
Payable for investments purchased........................      9,552,222            13,154      9,565,376
Payable for interest on bank loan........................        945,434                 0        945,434
Payable to  investment adviser and administrator.........        325,503            52,568        378,071
Accrued expenses and other liabilities...................      1,226,238           103,642      1,329,880
                                                          ---------------   ---------------   ------------

Total liabilities........................................    179,049,397           169,364    179,218,761
                                                          ---------------   ---------------   ------------


NET ASSETS
Capital Stock-$0.001 par value; 200,000,000
  shares authorized (31,858,651, 6,031,667,
  and 37,616,221 shares outstanding, respectively).......    474,998,612        90,447,851    565,446,463
Undistributed net investment income......................      5,727,200           131,923      5,859,123
Accumulated net realized loss from investment
   transactions..........................................    (57,671,970)      (13,863,839)   (71,535,809)
Net unrealized depreciation of investments and
  interest rate swap.....................................    (45,548,289)       (8,488,800)   (54,037,089)
                                                          ---------------   ---------------   ------------
Net assets applicable to shares outstanding..............   $377,505,553      $ 68,227,135   $445,732,688
                                                          ===============   ===============   ============
Net asset value per share................................        $11.85            $11.31         $11.85
                                                                 ======            ======         ======



             See accompanying notes to pro forma financial statements

PRO FORMA STATEMENT OF OPERATIONS

For the Twelve Months Ended  January 31, 2000 (unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                             Managed High        Managed High
                                                            Yield Plus Fund       Yield Fund       Adjustments        Combined
      INVESTMENT INCOME:
         Interest                                                $61,710,622      $   8,243,842     $ 3,246,492 (a)  $ 73,200,956
                                                           ------------------  -----------------  --------------    --------------
      EXPENSES:
         Bank loan interest expense......................          8,591,719                  0       1,650,000 (a)    10,241,719
         Investment advisory and administration fees.....          3,703,061            634,026          61,331 (b)     4,398,418
         Transfer agency fees and expenses...............             16,934             11,622               0            28,556
         Custody and accounting..........................            326,484             42,430          15,000 (c)       383,914
         Reports and notices to shareholders.............             72,543             45,716         (30,000)(d)        88,259
         Legal and audit.................................            392,975             58,954         (58,954)(d)       392,975
         Amortization of organizational expenses.........             45,053                  0               0            45,053
         Trustees' fees and expenses.....................             11,040             10,303         (10,303)(d)        11,040
         Other expenses..................................            107,760             63,129         (20,000)(d)       150,889
                                                           ------------------  -----------------  --------------    --------------
                                                                  13,267,569            866,180       1,607,074        15,740,823
                                                           ------------------  -----------------  --------------    --------------
         Net investment income...........................         48,443,053          7,377,662       1,639,418        57,460,133
                                                           ------------------  -----------------  --------------    --------------

      REALIZED AND UNREALIZED GAINS (LOSSES) FROM
         INVESTMENT TRANSACTIONS:
         Net realized losses from:
             Investment transactions.....................        (42,248,727)        (5,032,949)                      (47,281,676)
         Net change in unrealized
             appreciation/depreciation of:

         Investments.....................................         13,889,843           (408,158)                       13,481,685
                                                           ------------------  -----------------                    --------------
      Net realized and unrealized losses from
        investment transactions .........................        (28,358,884)        (5,441,107)                      (33,799,991)
                                                           ------------------  -----------------  --------------    --------------
      Net increase in net assets resulting from
             operations..................................        $20,084,169         $1,936,555     $ 1,639,418        $23,660,142
                                                           ==================  =================  ==============    ==============

      ------------

      (a) Reflects the anticipated additional income generated and interest expense incurred after the merger, through leverage of Managed High Yield's assets.
      (b) Reflects increase in fees charged on the leveraged assets of the Managed High Yield Plus Fund.
      (c) Reflects the anticipated additional custody charges after the merger, as a result of additional leverage.
      (d) Reflects the anticipated savings of the merger.




             See accompanying notes to pro forma financial statements

Notes To Pro Forma Combined Financial Statements (Unaudited)

Basis of Presentation:

Subject to the approval of the Plan of Reorganization by the stockholders of Managed High Yield Fund Inc. ("High Yield Fund"), Managed High Yield Plus Fund Inc. ("Plus Fund") would acquire the assets of High Yield Fund in exchange solely for the assumption by Plus Fund of High Yield Fund's liabilities and shares of Plus Fund that correspond to the outstanding shares of High Yield Fund. The number of shares to be received would be based on the relative net asset value of High Yield Fund shares and Plus Fund shares on the effective date of the Plan of Reorganization and High Yield Fund will be terminated as soon as practicable thereafter.

The pro forma combined financial statements reflect the financial position of High Yield Fund and Plus Fund at January 31, 2000 and the combined results of operations of High Yield Fund and Plus Fund for the year ended January 31, 2000.

As a result of the plan of reorganization, the investment advisory and administration fee may increase due to the fee schedule of Plus Fund being based on total assets minus liabilities other than the aggregate indebtedness constituting leverage. As closed-end funds, High Yield Fund and Plus Fund currently pay no Rule 12b-1 distribution or service fees. Other fixed expenses will be reduced due to the elimination of duplicate expenses. In addition, the pro forma combined statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. IT IS ESTIMATED THAT THE COST OF APPROXIMATELY $245,000 ASSOCIATED WITH THE MERGER WILL BE CHARGED TO EACH FUND SO THAT EACH FUND BEARS ITS OWN EXPENSES OF THE REORGANIZATION. These costs are not included in the pro forma statement of operations since they are not recurring.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Plan of Reorganization occurred on January 31, 2000. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the statement of additional information.

Significant Accounting Policies:

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYF. The following is a summary of significant accounting policies followed by the Fund.

  VALUATION OF INVESTMENTS-The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc.("Nasdaq") normally are valued at the last sale price on the Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Incorporated ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  REPURCHASE AGREEMENTS-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT  TRANSACTIONS  AND INVESTMENT  INCOME-Investment  transactions  are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on the federal tax basis treatment; temporary differences do not require reclassification.

  BORROWINGS-The Fund has a $200 million dollar committed credit facility ("facility"). Under the terms of the facility, the Fund borrows at the London Interbank Overnight Rate ("LIBOR") plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the unused portion of the facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the debt agreement, the Fund pledges assets as collateral for the bank loan.

                            PART C. OTHER INFORMATION


ITEM 15.  INDEMNIFICATION.

         Article Twelfth of the Managed High Yield Plus Fund Inc.'s ("Plus Fund" or "Fund") Articles of Incorporation, incorporated by reference as exhibit 1 to this Registration Statement, and Article IX of the Fund's Amended and Restated Bylaws, incorporated by reference as exhibit 2 to this Registration Statement, provide that the Fund shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Fund's request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act). Section 2-418(b) of the Maryland General Corporation Law ("Maryland Code") permits the Fund to indemnify its directors unless it is proved that the act or omission of the director was material to the cause of action adjudicated in the proceeding, and
(a) the act or omission was committed in bad faith or was the result of active or deliberate dishonesty or (b) the director actually received an improper personal benefit in money, property or services or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to Section 2-418(j)(1) and Section 4-418(j)(2) of the Maryland Code, the Fund is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Fund against any liability to the Fund or its Stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 9 of the Advisory Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") filed as exhibit 6 to this Registration Statement provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for loss suffered by the Fund in connection with the matters to which the Advisory Contract relates, except a loss resulting from the willful misfeasance, bad faith or gross neglect of Mitchell Hutchins in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Contract.

         Section 7 of the Underwriting Agreement filed as exhibit 7 to this Registration Statement provides that the Fund and Mitchell Hutchins, jointly and severally, will indemnify each Underwriter and its directors, officers, employees and agents, and each person, if any, who controls such underwriter within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") and
section 20 of the Securities and Exchange Act of 1934 from and against all losses, claims, liabilities, expenses and damages to which any of them may become subject arising out of any alleged untrue statement of material fact in any preliminary prospectus, the Registration Statement filed on N-2 or the prospectus or any amendment or supplement thereto or in any sales materials or any application or other document executed by or on behalf of the Fund filed in any jurisdiction in order to qualify the shares of Managed High Yield Plus Fund Inc. under the securities laws thereof or filed with the SEC, or the alleged omission to state in any such document a material fact required to be stated in it or necessary to make the statements therein not misleading. The Underwriting Agreement further provides that Mitchell Hutchins and each officer or director of the Fund who signs a Registration Statement shall be indemnified by the Underwriter to the same extent as set out above, but only insofar as any liability arises out of any untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by the Underwriter expressly for use in the preparation of the documents in which the statement or omission is made or alleged to be made.

         Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 16.  EXHIBITS.

(1)      Articles of Incorporation 1/

(2)      (a)      Amended and Restated Bylaws 2/
         (b)      Amendment  to Amended  and Restated  Bylaws  dated January 18,
                  2000 (filed herewith)

(3)      Voting Trust Agreements - None

(4) A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5)      (a)      Specimen of Share Certificate 2/
         (b)      Dividend Reinvestment Plan 2/
         (c)      Portions of the Articles of  Incorporation  and the By-laws of the Registrant defining the rights of holders of common stock of the Registrant 3/

(6)      Investment Advisory and Administration Contract (filed herewith)

(7)      (a)      Underwriting Agreement (filed herewith)
         (b)      Amended  and  Restated  Master  Agreement  among  Underwriters
                  (filed herewith)
         (c)      Amended   and   Restated   Master  Selected  Dealer  Agreement
                  (filed herewith)

(8)      Bonus, profit sharing or pension plans - None

(9)      Custodian Agreement (filed herewith)

(10)     Not Applicable

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith)

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with Managed High Yield Plus Fund Inc., and Managed High Yield Fund Inc. (to be filed)

(13)     (a) Transfer Agency Agreement (filed herewith)
         (b) Revolving Credit and Security  Agreement (filed herewith)
         (c) Amendment to Revolving Credit and Security Agreement (filed herewith)

(14)     Consent of Independent Auditors (filed herewith)

(15)     Financial statements omitted from part B - None

(16)     Powers of Attorney 4/

-----------------------------

1/ Incorporated by reference from the Registration Statement on Form N-2 as filed May 24, 1998.
2/ Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed June 24, 1998.
3/ Incorporated by reference from Article VI of Registrant's Articles of Incorporation and from Articles II and VI of the Amended and Restated By-laws.
4/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 as filed May 26, 1998.


ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 17th day of February, 2000.

                                  MANAGED HIGH YIELD PLUS FUND INC.

                                  By: /s/ Dianne E. O'Donnell
                                      ---------------------------------------
                                          Dianne E. O'Donnell
                                          Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                 Title                                 Date
---------                                 -----                                 ----
/s/ Margo N. Alexander
------------------------------------      President and Director                February 17, 2000
Margo N. Alexander *                      (Chief Executive Officer)

/s/ E. Garrett Bewkes, Jr.
------------------------------------      Director and Chairman                 February 17, 2000
E. Garrett Bewkes, Jr. *                  of the Board of Directors

/s/ Richard Q. Armstrong
------------------------------------      Director                              February 17, 2000
Richard Q. Armstrong *

/s/ Richard R. Burt
------------------------------------      Director                              February 17, 2000
Richard R. Burt *

/s/ Mary C. Farrell
------------------------------------      Director                              February 17, 2000
Mary C. Farrell *

/s/ Meyer Feldberg
------------------------------------      Director                              February 17, 2000
Meyer Feldberg *

/s/ George W. Gowen
------------------------------------      Director                              February 17, 2000
George W. Gowen *

/s/ Frederic V. Malek
------------------------------------      Director                              February 17, 2000
Frederic V. Malek *

/s/ Carl W. Schafer
------------------------------------      Director                              February 17, 2000
Carl W. Schafer *

/s/ Brian M. Storms
------------------------------------      Director                              February 17, 2000
Brian M. Storms **

/s/ Paul H. Schubert
------------------------------------      Vice President and Treasurer          February 17, 2000
Paul H. Schubert                          (Chief Financial and Accounting
                                          Officer)

         * Signatures affixed by Robert A. Wittie pursuant to powers of attorney dated May 13, 1998 and incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-2 of Managed High Yield Plus Fund, SEC File 333-5107 and 811-08765, filed May 26, 1998.

         ** Signature affixed by Robert A. Wittie pursuant to powers of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 18 to the registration statement of PaineWebber Financial Services Growth Fund Inc., SEC File 33-33231 and 811-4587, filed June 1, 1999.

                                  EXHIBIT INDEX

(1)      Articles of Incorporation 1/

(2)      (a)      Amended and Restated Bylaws 2/
         (b)      Amendment  to  Amended  and  Restated Bylaws dated January 18,
                  2000 (filed herewith)

(3)      Voting Trust Agreements - None

(4) A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5)      (a)      Specimen of Share Certificate 2/
         (b)      Dividend Reinvestment Plan 2/
         (c)      Portions of the Articles of  Incorporation  and the By-laws of the Registrant defining the rights of holders of common stock of the Registrant 3/

(6)      Investment Advisory and Administration Contract (filed herewith)

(7)      (a)      Underwriting Agreement (filed herewith)
         (b)      Amended  and  Restated  Master  Agreement  among  Underwriters
                  (filed herewith)
         (c)      Amended  and  Restated Master Selected Dealer Agreement (filed herewith)

(8)      Bonus, profit sharing or pension plans - None

(9)      Custodian Agreement (filed herewith)

(10)     Not Applicable

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered (filed herewith)

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with Managed High Yield Plus Fund Inc., and Managed High Yield Fund Inc. (to be filed)

(13)     (a) Transfer Agency Agreement (filed herewith)
         (b) Revolving Credit and  Security  Agreement  (filed herewith)
         (c) Amendment to Revolving Credit and Security Agreement (filed herewith)

(14)     Consent of Independent Auditors (filed herewith)

(15)     Financial statements omitted from part B - None

(16)     Powers of Attorney 4/

-----------------------------

1/ Incorporated by reference from the Registration Statement on Form N-2 as filed May 24, 1998.

2/ Incorporated by reference to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, filed June 24, 1998.

3/ Incorporated by reference from Article VI of Registrant's Articles of Incorporation and from Articles II and VI of the Amended and Restated By-laws.

4/ Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 as filed May 26, 1998.